UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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California Water Service Group

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California Water Service Group
California Water Service Company, Hawaii Water Service Company,
New Mexico Water Service Company, Washington Water Service Company,
CWS Utility Services, and HWS Utility Services
1720 North First Street
San Jose, CA 95112-4508
(408) 367-8200
April 14, 2021
Dear Fellow Stockholder:
It is my pleasure to invite you to join us for The California Water Service Group 2021 Annual Meeting of Stockholders at 9:30 a.m. Pacific Time on Wednesday, May 26, 2021. This year, we again will hold the Annual Meeting online due to the continuing public health impact of the COVID-19 pandemic and to support the health and well-being of our employees and stockholders. The virtual Annual Meeting will also allow for greater participation by all of our stockholders, regardless of their geographic location. Please see the Notice of Annual Meeting on the next page for more information about how to virtually attend and participate. Your vote is very important, we encourage you to read the Proxy Statement and vote your shares at your earliest convenience, even if you plan to attend the meeting.
2020 was a year of unprecedented societal and business challenges. Through it all, we remained focused on fulfilling our essential role of providing our customers and communities continued access to a safe, reliable, and affordable water supply. We took extraordinary measures to keep our employees healthy and to support our customers and the communities we serve during this difficult year. We also made tremendous effort to make critical improvements to our infrastructure so that our water systems remain safe and reliable, both now and in the future.
Notwithstanding these changes, we had a record year of financial performance, delivering strong results to our stockholders. It was also a year focused on evolving and maturing our enterprise risk management program and reporting to meet the expectations of our customers, regulators, stockholders and other stakeholders. We believe that managing and addressing environmental, social, and governance risks as part of our overall risk management program is critical to the long-term sustainability of our business.
This year’s Board nominees represent a wide range of backgrounds and expertise, including the nomination of Dr. Yvonne Maldonado who has already proven to be a critical advisor to us throughout our pandemic response. We believe our diversity of experiences, perspectives, and skills contributes to the Board’s effectiveness in managing risk and overseeing strategy and execution, positioning us for long-term success.
On behalf of the California Water Service Group Board of Directors, thank you for your continued support and investment.
Sincerely,
Peter C. Nelson
Chairman of the Board

California Water Service Group
Notice of Annual Meeting of Stockholders

Date and Time	Location	Record Date
Wednesday, May 26, 2021 9:30 a.m. Pacific Time	To attend and participate in the Annual Meeting visit www.virtualshareholdermeeting.com/CWT2021	Only stockholders at the close of business on March 30, 2021 are entitled to receive notice of and to vote at the Annual Meeting
The 2021 Annual Meeting of Stockholders of California Water Service Group (Group) will be held on May 26, 2021, at 9:30 a.m. Pacific Time. You will be able to attend the Annual Meeting, vote your shares electronically, and submit your questions during the live webcast by visiting www.virtualshareholdermeeting.com/CWT2021. At the Annual Meeting, stockholders will consider and vote on the following matters:
1.
Election of the twelve directors named in the Proxy Statement;

2.
An advisory vote to approve executive compensation;

3.
Ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2021; and

4.
Such other business as may properly come before the Annual Meeting.

These matters are more fully described in the proxy statement accompanying this notice. We believe your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. You may submit your proxy: (a) online, (b) by telephone, or (c) by U.S. Postal Service mail. You may revoke your proxy at any time prior to the vote at the Annual Meeting. Of course, in lieu of submitting a proxy, you may vote online during the Annual Meeting. For specific instructions, please refer to “Questions and Answers about the Proxy Materials and the Annual Meeting” in this proxy statement and the instructions on the proxy card.
In the event of a technical malfunction or other situation that the Chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the Chair or Corporate Secretary will convene the meeting at 10:30 a.m. Pacific Time on the date specified above and at the address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time, and physical or virtual location announced by the Chair. Under either of the foregoing circumstances, we will post information regarding the announcement on our Investor Relations website at http://ir.calwatergroup.com.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on May 26, 2021: Electronic copies of the Group’s Form 10-K, including exhibits, and this Proxy Statement will be available at www.proxyvote.com.
The Group expects to mail the Notice Regarding Internet Availability of Proxy Materials to its stockholders commencing on or about April 14, 2021.
By Order of the Board of Directors
MICHELLE R. MORTENSEN
Vice President, Corporate Secretary
April 14, 2021

At this time, we plan to hold the Annual Meeting entirely online. We are actively monitoring the public health and safety concerns relating to the novel coronavirus (COVID-19) and the advisories or mandates that federal, state, and local governments, and related agencies, may issue. Depending on developments relating to COVID-19, we may make alternative arrangements relating to the Annual Meeting, which could include changing the date and/or time of the meeting, or providing for the ability to attend the meeting in person as well as online if it is feasible to do so. We will announce any alternative arrangements for the meeting as promptly as practicable. Please monitor our Investor Relations website at http://ir.calwatergroup.com/ and check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

PROXY SUMMARY

Information about our 2021 Annual Meeting of Stockholders
Date and time:
Wednesday, May 26, 2021 at 9:30 a.m. Pacific Time

Location:
To attend and participate in the Annual Meeting visit www.virtualshareholdermeeting.com/CWT2021

Record Date:
March 30, 2021

Voting matters:   Stockholders will be asked to vote on the following matters at the Annual Meeting:
Items of Business		Board’s Recommendation	Where to Find Details
1.	Election of twelve directors	FOR all nominees	pp. 22-29
2.	Advisory Vote on Executive Compensation	FOR	p. 64
3.	Ratification of Deloitte & Touche LLP as the Group’s independent registered public accounting firm	FOR	p. 68
What’s New

We continue to enhance our governance, compensation, and sustainability practices and disclosures. Among many other items, since last year California Water Service Group has:
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Designed and implemented a robust COVID-19 response to support our customers, communities, and employees

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Adopted four new policies: Environmental Sustainability; Diversity, Equality, and Inclusion;Political Engagement; and Human Rights

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Published our 2020 Environmental, Social, and Governance (ESG) report with disclosures that are aligned with the Sustainability Accounting Standards Board (SASB) Water Utilities & Services Industry Standards and reference Global Reporting Initiate (GRI) standards

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Included environmental leadership in the 2020 long-term incentive compensation program for the three-year performance period 2020 – 2022

Governance Highlights (PAGE 6)
Effective Board Leadership and Independent Oversight
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Separation of Chairman and CEO roles plus independent Lead Director with well-defined responsibilities

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Executive session led by independent Lead Director at Board meetings

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Ongoing review of the Board composition and succession planning

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Focus on the appropriate diversity of experience, skills, and attributes for our Board

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Mandatory director retirement age at 75

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Substantial majority of independent directors and all-independent committees

Overview of Corporate Governance
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Code of Conduct for Directors, Officers, and Employees

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Clawback policy

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Stock ownership guidelines for directors and executive officers

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Prohibition on short sales, transactions in derivatives, and hedging and pledging of stock by directors and executive officers

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Annual election of all directors

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Majority voting for directors in uncontested elections

CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   1

California Water Service Group Board of Directors (PAGE 6)
Director Nominees
Group’s Board is composed of a diverse, experienced group of global thought, business, and academic leaders.
		Director Since		Committees
Name and Principal Occupation	Age		Independent	A	C	F	NG	S
Gregory E. Aliff Former Vice Chairman and Senior Partner of U.S. Energy & Resources, Deloitte LLP	67	2015	YES
Terry P. Bayer Former COO of Molina Healthcare, Inc.	70	2014	YES
Shelly M. Esque Former Vice President and Global Director of Corporate Affairs of Intel Corporation	60	2018	YES
Martin A. Kropelnicki President & CEO of California Water Service Group	54	2013	—
Thomas M. Krummel, M.D. Emile Holman and Chair Emeritus of the Department of Surgery at Stanford University School of Medicine	69	2010	YES
Richard P. Magnuson Lead Director Managing Director of Orpheum Capital	65	1996	YES
Yvonne A. Maldonado, M.D. Professor of Global Health and Infectious Diseases, Departments of Pediatrics and Epidemiology and Population Health, Stanford University	65	New Nominee	YES
Scott L. Morris Chairman of Avista Corporation	63	2019	YES
Peter C. Nelson Chairman of the Board of California Water Service Group	73	1996	—
Carol M. Pottenger Principal and Owner of CMP Global, LLC	65	2017	YES
Lester A. Snow Director and Former President of the Klamath River Renewal Corporation	69	2011	YES
Patricia K. Wagner Former Group President of U.S. Utilities for Sempra Energy	58	2019	YES
Number of meetings held during 2020				5	3	2	2	4
Chair	A: Audit	C: Organization and Compensation
Vice Chair	F: Finance and Capital Investment	NG: Nominating/Corporate Governance
Member	S: Enterprise Risk Management, Safety and Security
2   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

Optimal Mix of Skills and Experience of Director Nominees
California Water’s director nominees collectively contribute significant experience in the areas most relevant to overseeing the Company’s business and strategy.
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   3

2020 Financial Highlights
Compensation Highlights (PAGE 36)
Our compensation program supports California Water Service Group’s long-term business strategy and high value business model to create long-term stockholder value
WHAT WE DO	WHAT WE DON’T DO

We pay-for-performance with compensation in the form of annual short-term performance-based incentives, as well as award more than half of long-term equity incentive compensation in the form of restricted stock units (RSUs) subject to performance-based vesting criteria over a three-year period.

We retain an independent compensation consultant who reports to the Organization and Compensation Committee.

We hold an annual “say-on-pay” advisory vote.

We require stock ownership with minimum holding requirements for all directors and officers to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and officers.

We cap individual payouts for short-term performance-based incentive and long-term equity incentive compensation plans.

We have an officer compensation recovery (“clawback”) policy requiring the reimbursement of excess incentive-based compensation provided to the Group’s officers in the event of certain restatements of the Group’s financial statements.

No excessive perquisites; the Group provides officers with only limited perquisites consisting of a company vehicle with related excess liability insurance.

No tax gross-ups on perquisites or other personal benefits.

No employment agreements; other than participation in the Executive Severance Plan, none of our officers are party to individual employment or severance agreements.

No single-trigger change-in-control benefits; the Group’s Executive Severance Plan provides for change-in-control severance benefits upon a termination of employment following a change-in-control; the Group’s equity incentive plan does not require single-trigger vesting acceleration upon a change-in-control.

No hedging and pledging of Group stock; the Group’s directors and officers are prohibited from hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt, in accordance with the anti-hedging prohibition in our insider trading policy; directors and officers are also prohibited from pledging their ownership of Group stock in accordance with an anti-pledging provision in our insider trading policy.

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Environmental, Social, and Governance Highlights
As a company, we have always stood for “doing the right thing.” We strive to make the world a better place and take pride in our long-standing efforts to provide safe water at affordable rates, plan for our customers’ future water needs, be responsible stewards of the environment, invest and give back to our communities, have the best-trained employees, and maintain high ethical standards. This commitment is instilled in our shared purpose, which is to enhance the quality of life for our customers, communities, employees, and stockholders.
COVID-19 RESPONSE
We fully recognized early on the significant impact COVID-19 could have on our customers, communities, and employees. In response to the global public health crisis we:
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Suspended water service disconnections for those unable to pay prior to any mandate and provided more than $402,000 in hardship grants

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Offered our customers flexible payment plans and extensions

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Asked our regulator to defer any customer rate increases in 2020

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Partnered with local organizations in our service areas to support our communities by donating more than $1.7 million to our community support partners

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Implemented a matching program for employees to contribute financially, together with the Company giving an additional $88,200 to local non-profits

To protect our employees, we developed and instituted new safety protocols and delivered extensive training, provided employees with up to 15 days of paid COVID leave beyond their regular sick and vacation days, provided emotional support and education about the spread and prevention of the virus, and activated our Emergency Operations Center to enable communication and coordination for these efforts.
2020 ENVIRONMENTAL, SOCIAL, AND GOVERNANCE REPORT
We made significant progress on our environmental, social, and governance (ESG) efforts. In 2020, we conducted an in-depth materiality assessment to identify and prioritize the ESG topics most relevant to our internal and external partners. After a rigorous process of researching and benchmarking, mapping topics across our business processes, conducting internal and external interviews, analyzing external sources, and scoring and validating results, we prioritized our top ESG topics. This process will inform our ESG strategy, reporting, and resource allocation going forward.
We also produced an Environmental, Social, and Governance Report that aligns with the Sustainability Accounting Standards Board (SASB) Water Utilities & Services Industry Standards and references Global Reporting Initiative (GRI) Standards. The full report may be accessed at www.calwatergroup.com/esg2020. Web links are provided throughout this proxy statement for convenience and are inactive textual references only. The content on the referenced websites does not constitute a part of and is not incorporated by reference into this proxy statement.
In addition to completing the materiality assessment and upgrading our report to align with SASB and GRI, we established a new Water Resource Sustainability Department and completed the first phase of a water resource monitoring and adaptation plan, both of which are expected to better enable us to address the risks posed by climate change. Our efforts to further mature our climate change strategy will be guided by the framework from the Task Force on Climate Related Financial Disclosures (TCFD).
Additionally, in February, our Board of Directors adopted four new policies: Environmental Sustainability; Diversity, Equality, and Inclusion; Political Engagement; and Human Rights. In 2021, we will continue to refine our ESG strategy, data collection, and reporting.
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   5

CORPORATE GOVERNANCE PRACTICES AT CALIFORNIA WATER SERVICE GROUP

We are committed to objective, independent leadership for our Board and each of its committees. In addition, our Board believes the active, objective, and independent oversight of management is central to effective Board governance, and serves the best interests of all stakeholders, including customers, stockholders, regulators, suppliers, associates, and the general public.
Specifically, our Board has adopted Corporate Governance Guidelines comprised of rigorous governance practices and procedures. To maintain and enhance its independent oversight, our Board has implemented measures to further enrich Board composition, leadership, and effectiveness. These measures align our corporate governance structure with achieving our strategic objectives and enable our Board to effectively communicate and oversee our culture of compliance and in-depth risk management. Our Board frequently discusses business and other matters with the senior management team and principal advisors such as our legal counsel, auditors, consultants, and financial advisors. Our Board annually reviews and approves the Corporate Governance Guidelines and charters of the Board committees to align with evolving best practices and regulatory requirements, including the New York Stock Exchange (NYSE) corporate governance listing standards. The Corporate Governance Guidelines and the current charters for the Audit, Organization and Compensation, Finance and Capital Investment, Nominating/Corporate Governance, and Enterprise Risk Management, Safety and Security committees are posted on our website at http://www.calwatergroup.com.
Our Board of Directors
Board Structure and Independence
Our Board encompasses the optimal mix of diverse backgrounds, experiences, skills, expertise, and an uncompromising commitment to integrity and thorough judgment. The Board thoughtfully advises and guides management as they work to achieve our long-term strategic goals. To promote sound board structure and independence standards, our Board adheres to the following policies and procedures:
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Directors must retire no later than the Annual Meeting that follows the date of the director’s 75th birthday

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Our Board conducts an ongoing review of Board composition and succession planning, resulting in refreshment of the Board and a diversity of skills, attributes, and perspectives on the Board

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Upon election at the annual meeting, the average tenure of the members of the Board will be approximately nine years

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Our Board has a majority of independent directors

Board Oversight
Our Board is responsible for seeing that our organization is appropriately stewarding the resources entrusted to it and following legal and ethical standards. In addition, our Board has the fundamental and legal responsibility to provide oversight and accountability for the organization. By respecting the following key risk management principles, our Board provides a solid foundation of organizational oversight:
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Understands the organization’s key drivers of success

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Continually assesses the risks in the organization’s strategy

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Appropriately defines the role of the full Board and its standing committees specific to risk oversight

6   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

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Assesses the organization’s risk management system – including people and processes – to ensure appropriateness and sufficient resources

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Works with management to understand and agree on the types (and format) of risk information the Board requires

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Encourages dynamic and constructive risk dialogue between management and the Board, including a willingness to challenge assumptions

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Closely monitors the potential risks to culture and the incentives structure

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Oversees the critical alignment of strategy, risk, controls, compliance, incentives, and people

Director Education
Our director education about California Water Service Group, our strategy, control framework, regulatory environment, and our industry begins when a director is elected to our Board and continues throughout his or her tenure on the Board. Upon joining our Board, new directors are provided with a comprehensive orientation about our company which includes an overview of director duties and our corporate governance, one-on-one sessions with the Chairman and President & CEO, and presentations by senior management and other key management representatives on the organization’s strategy, regulatory framework, and control framework. As directors are appointed to new committees or assume a leadership role, such as committee chair, they receive additional orientation sessions specific to such responsibilities.
Board and Committee presentations, educational briefings, discussions with subject matter experts on business, governance, regulatory, and control matters help to keep directors appropriately apprised of key developments in our business and in our industry, including material changes in regulation, so they can carry on their oversight responsibilities.
Leadership Structure
Peter C. Nelson has served as Chairman of the Board since 2012. The roles of Chairman of the Board and CEO for the organization are separate. Our Board believes separating these roles is the most appropriate leadership structure based on numerous factors, including the Board’s historical practice (which has predominantly been to separate the roles), its assessment of the organization’s leadership, and the organization’s current and anticipated needs. The Board attributes a portion of the historical success of its leadership model to the Chairman of the Board’s 17-plus years of service as the former President & CEO, including his industry knowledge and executive management skills, rather than by the particular leadership structure chosen. The Board believes that Mr. Nelson, who retired as CEO in 2013, brings significant experience in the water and public utility industries making him best positioned to lead the Board as it oversees and monitors implementation our business strategy, considers risks related to strategy and business decisions, and performs its oversight function.
Lead Independent Director
Our Lead Independent Director is selected from and by the independent directors, serves for a period of at least one year, and has expansive duties and authority as included in our Corporate Governance Guidelines.
Richard P. Magnuson currently serves as Lead Independent director. Our Corporate Governance Guidelines list the Lead Independent Director’s responsibilities and authority including:
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Presides at meetings of the Board in the absence of the Chairman of the Board

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Recommends to the Chairman of the Board items for consideration to be included in the Board meeting agendas and schedules

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Serves as liaison between the Chairman of the Board and the independent directors

CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   7

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Consults and communicates with major stockholders upon request

In evaluating candidates for Lead Independent Director, the independent directors consider several factors, including each candidate’s corporate governance experience, board service and tenure, leadership roles, and the ability to meet the necessary time commitment. For an incumbent Lead Independent Director, the independent directors also consider the results of the annual Lead Independent Director assessment as described on Page 7.
Independence of Directors
As discussed in our Corporate Governance Guidelines, a substantial majority of the Board is comprised of independent directors. Based the recommendation of the Nominating/Governance Committee, the Board determined that, other than Martin A. Kropelnicki and Peter C. Nelson, each of our director nominees (Gregory E. Aliff, Terry P. Bayer, Shelly M. Esque, Thomas M. Krummel, M.D., Richard P. Magnuson, Yvonne A. Maldonado, M.D., Scott L. Morris, Carol M. Pottenger, Lester A. Snow, and Patricia K. Wagner) is independent.
Under the listing standards of the New York Stock Exchange, a director is independent if he or she has no material relationship, whether commercial, industrial, banking, consulting, accounting, legal, charitable, familial, or otherwise, with the organization, either directly or indirectly as a partner, stockholder, or executive officer of an entity that has a material relationship with us. Our Board makes an affirmative determination regarding the independence of each director annually, based on the recommendation of the Nominating/Corporate Governance Committee.
The Board has adopted standards to assist in assessing the independence of directors, which are set forth in the Corporate Governance Guidelines, which are posted on our website at http://www.calwatergroup.com. Under these standards, our Board has determined that a director is not independent if:
Director Independence

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The director is, or has been within the last three years, an employee of any company that comprises the Group or an immediate family member is, or has been within the last three years, an executive officer of any company that comprises the Group

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The director has received, or has an immediate family member who has received, during any 12-month period during the last three years, more than $120,000 in direct compensation from companies that comprise the Group, other than director or committee fees and pension or other forms of deferred compensation for prior service (compensation received by an immediate family member for service as an employee, other than an executive officer, of the Group is not considered for purposes of this standard)

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The director, or an immediate family member, is a current partner of the Group’s internal or external auditor; the director is a current employee of such a firm; the director’s immediate family member is a current employee of such a firm who personally works on the Group’s audit, or the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Group’s audit within that time

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The director, or an immediate family member, is, or has been within the last three years, employed as an executive officer of another company where any of the Group’s present executive officers serves or served at the same time on that company’s compensation committee

8   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

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The director is a current employee, or has an immediate family member who is a current executive officer, of a customer or vendor or other party that has made payments to or received payments from companies that comprise the Group for property or services in an amount that, in any of the last three fiscal years, exceeded the greater of  $1 million or 2% of the party’s consolidated gross revenues

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The director, or the director’s spouse, is an executive officer of a non-profit organization to which the Group makes, or in the past three years has made, payments that, in any single fiscal year, exceeded the greater of  $1 million or 2% of the non-profit organization’s consolidated gross revenues

In addition, our Board has determined that none of the following relationships, by itself, is a material relationship that would impair a director’s independence:
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Being a residential customer of any service territory

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Being a current executive officer or employee of, or being otherwise affiliated with, a commercial customer from which the Group has received payments that, in any of the last three fiscal years, did not exceed the greater of  (i) 1% of the Group’s consolidated gross revenues for the year; or (ii) $500,000

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Being a current executive officer or employee of, or having a 5% or greater ownership or similar financial interest in, a supplier or vendor that has received payments from the Group that, in any of the last three fiscal years, did not exceed the lesser of  (i) 1% of the Group’s consolidated gross revenues for the year; or (ii) $500,000

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Being a director of any of the Group’s subsidiaries

Directors inform the Board as to any relationships they may have with the organization and provide other pertinent information in annual questionnaires they complete, sign, and certify. The Board reviews relevant relationships to identify possible impairments to director independence and in connection with disclosure obligations. For those directors who reside in one of our service territories and are customers, our Board has determined that it is not a material relationship that would impair their independence under the above standards.
Annual Evaluation of Board, Committees, and Independent Lead Director
Our Board and Committees maintain a regular and robust evaluation process to promote the effective functioning of our Board. It is important to examine Board, Committee, and director performance and to solicit and act upon feedback received from each member of our Board. The Board utilizes several long-standing corporate governance practices and processes to support evaluations, including annual assessments of the Board and its committees, annual assessments of the Lead Independent Director, annual assessments of individual directors, director questionnaires, and one-on-one discussions. Evaluations are intended to assess the effectiveness in board composition and conduct, meeting structure, materials and information, committee composition and effectiveness, strategic and succession planning, culture and exercise of oversight, as well as continued education and access to management.
Board Composition
Our Board believes our directors should possess a combination of skills, professional experience, and a diversity of backgrounds necessary to oversee our business. Also, the Board believes every director should possess certain attributes as reflected in the Board’s membership criteria.
The Nominating/Corporate Governance Committee assesses the composition of and criteria for membership on the Board and its committees on an ongoing basis in consideration of our current and future business and operations. In fulfilling this responsibility, the Nominating/Corporate Governance Committee takes a long-term view and seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board as a group. The Nominating/Corporate Governance Committee considers a variety of factors, including our long-term strategy, the skills and experiences that directors provide to the Board (including in the context of the our business strategy), the performance of the Board and the organization, the
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   9

Board’s director retirement policy, the Board’s view that a balanced and effective board should include members across a continuum of tenure, and the belief that valuable insights can be gained from diversity of gender, race, ethnic and national background, geography, age, and sexual orientation. As a result of these long-term strategic assessments, the Nominating/Corporate Governance Committee has articulated a set of principles on board composition, which include:
Board Composition
Diversity
Our Board is comprised of members who demonstrate a diversity of thought, perspectives, skills, backgrounds and experiences, and has a goal of identifying candidates that can contribute to that diversity in a variety of ways, including ethnically and gender diverse candidates

Board Skills	Our Board is composed of a collective set of skills to address management challenges, especially in the areas of business strategy, financial performance, risk management, cybersecurity, technology and enterprise innovation, and executive talent and leadership, and should evolve with the organization’s business strategy
Industry Experience
Our Board seeks and retains members with industry experience including water, utility and technology, that align with our long-term strategy; recognizes the utility industry is complex and understands the importance of having directors who have witnessed challenging business cycles and can share the wisdom of those experiences

Tenure
Our Board retains members across the director tenure spectrum to promote effective oversight, and embrace innovation, a changing market and customer expectations; seeks to have a mix of long-standing members, relatively new members, and remaining members at different points along the tenure spectrum

Board Size
Our Board considers the appropriate size of the board in relation to promoting active engagement, open discussion and effective challenge of management; continuously assesses the bench of successors for Board leadership positions in both expected and unexpected departure scenarios

Director Criteria
The Nominating/Corporate Governance Committee’s regular evaluation of the composition of, and criteria for membership on, the Board is ongoing. Incumbent directors eligible for re-election, nominees to fill vacancies on the Board, and any nominees recommended by stockholders all undergo a strenuous review by the Committee.
10   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

The Nominating/Corporate Governance Committee focuses on the development of a Board composed of directors that meet the criteria set forth below:
Director Criteria
Personal Characteristics
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High personal and professional ethics, integrity and honesty, good character, and sound judgment

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Independence and absence of any actual or perceived conflicts of interest

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The ability to be an independent thinker

Commitment to the Organization
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A willingness to put in the time and energy to satisfy the requirements of Board and committee membership, including attendance and participation in Board and committee meetings of which they are a member and the annual meeting of stockholders and be available to management to provide advice and counsel

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Possess, or be willing to develop, a broad knowledge of critical issues facing the organization

Diversity	► Diversity, including the candidate’s professional and personal experience, background, perspective, and viewpoint; as well as the candidate’s gender and ethnicity
Skills and Experience
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The value derived from each nominee’s skills, qualifications, experience, and ability to impact long-term strategic objectives

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Solid educational background

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Substantial tenure and experience in leadership capacities

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Business and financial experience

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Understanding the intricacies of a public entity

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Experience in risk management

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Additionally, Section 2.9 of our bylaws contains requirements that a person must meet to avoid conflicts of interest that would disqualify that person from serving as a director

Identification of Director Nominees
►
Through a variety of sources, the Nominating/Corporate Governance Committee identifies new director nominees and will consider director nominees recommended by stockholders in the same manner it considers other nominees. This process is described in “Director Qualifications and Diversity” and found elsewhere in this Proxy Statement.

Retirement Age of Directors
►
We have established a mandatory retirement age for directors. A director must retire no later than the Annual Meeting that follows the date of the director’s 75th birthday. An employee director must retire as an employee no later than the Annual Meeting that follows the date of his or her 70th birthday, but may remain on the Board at the discretion of the Board of Directors.

Executive Sessions of the Board
►
Under our Corporate Governance Guidelines, the non-management directors meet at least four times each year in executive session without management present, and the independent directors meet in executive session at least once a year. The Lead Independent Director, Richard P. Magnuson, chairs these sessions.

CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   11

Our directors and nominee as of April 14, 2021, are as follows:
Name	Age	California Water Service Group Position	Current Term Expires	Director Since	Independent	Occupation	Other Board Experience	Public Utilities or Public Health Experience
Gregory E. Aliff	67	Director	2021	2015	Yes	Former Vice Chairman and Senior Partner of U.S. Energy & Resources, Deloitte LLP	Yes	Yes
Terry P. Bayer	70	Director	2021	2014	Yes	Former COO of Molina Healthcare, Inc.	Yes	Yes
Shelly M. Esque	60	Director	2021	2018	Yes	Former Vice President and Global Director of Corporate Affairs of Intel Corporation	Yes
Martin A. Kropelnicki	54	President & CEO and Director	2021	2013	No	President & CEO of California Water Service Group	Yes	Yes
Thomas M. Krummel, M.D.	69	Director	2021	2010	Yes	Emile Holman and Chair Emeritus of the Department of Surgery at Stanford University School of Medicine	Yes	Yes
Richard P. Magnuson	65	Lead Director & Chair of the Board’s Executive Sessions	2021	1996	Yes	Managing Director of Orpheum Capital	Yes
Yvonne A. Maldonado, M.D.	65	Director Nominee	N/A	2021*	Yes	Professor of Global Health and Infectious Diseases, Departments of Pediatrics and Epidemiology and Population Health, Stanford University	Yes	Yes
Scott L. Morris	63	Director	2021	2019	Yes	Chairman of Avista Corporation	Yes	Yes
Peter C. Nelson	73	Chairman of the Board	2021	1996	No	Chairman of the Board of California Water Service Group	Yes	Yes
Carol M. Pottenger	65	Director	2021	2017	Yes	Principal and Owner of CMP Global, LLC	Yes
Lester A. Snow	69	Director	2021	2011	Yes	Director and Former President of the Klamath River Renewal Corporation	Yes	Yes
Patricia K. Wagner	58	Director	2021	2019	Yes	Former Group President of U.S. Utilities for Sempra Energy	Yes	Yes

*
Subject for election at the Annual Meeting

Identification of Director Nominees
Through a variety of sources, the Nominating/Corporate Governance Committee identifies new director nominees and will consider director nominees recommended by stockholders in the same manner it considers other nominees. This process is described in “Director Criteria” and found on page 10 in this Proxy Statement. Stockholders seeking to recommend nominees for consideration by the Nominating/Corporate Governance Committee should submit a recommendation in writing describing the nominee’s qualifications and other relevant biographical information together with confirmation of the nominee’s consent to serve as director. Please submit this information to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.
Stockholders may also propose director nominees by adhering to the advance notice procedure described under “Questions and Answers About the Proxy Materials and the Annual Meeting – How can a stockholder propose a nominee for the Board or other business for consideration at a stockholders’ meeting?” on page 75 in this Proxy Statement.
12   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

Board Role in Risk Oversight
Inherent in the Board’s responsibilities is an understanding of and oversight over the various risks facing the Company. The Board does not view risk in isolation, but includes risk as part of its regular consideration of business decisions and business strategy. As effective risk oversight is an important priority of the Board, the Board has allocated responsibilities for risk oversight among the full Board and its committees.
Board Committee	Role and Oversight
Audit	Oversees risks related to financial reporting and internal controls, cybersecurity, and third party suppliers.
Organization and Compensation
Oversees risks related to human capital management and periodic assessments of risks relating our compensation plans and programs to see that these plans and programs do not encourage management to take unreasonable risks relating to our business

Finance and Capital Investment	Oversees risks within the capital investment programs including infrastructure failures and credit risk
Nominating/Corporate Governance	Oversees risks related to matters of corporate governance, including director independence and Board performance, as well as risks related to environmental, social responsibility, and sustainability matters
Enterprise Risk Management, Safety and Security	Oversees management’s development and execution of the Group’s enterprise risk management, safety and security programs, including those related to physical safety and security
The Group has a Management Committee (MC) that is chaired by our President & CEO and membership is comprised of our Group and subsidiary executives, hereafter collectively known as “executives” and meets monthly. Among other functions, the MC identifies and prioritizes key risks and recommends the implementation of appropriate mitigation measures, as needed. The MC provides reporting to the Audit Committee and Enterprise Risk Management, Safety, and Security Committee no less frequently than annually. Further review or reporting on risks is conducted as needed or as requested by the Board or committee.
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   13

The following is our Enterprises Risk Management and Risk Responsibility Matrix which identifies our major corporate risks, board oversight, and lead officer and department currently responsible for risk mitigation. It also demonstrates our commitment to transparency and accountability for management of the key risks facing the company and effective risk management:
Board Oversight	Tier 1 Risk(1)	Lead Officer	Department
Full Board	Political Risk	VP, Customer Service & Chief Citizenship Officer	Government Affairs
	Regulatory Risk	VP, Corporate Development & Chief Regulatory Officer	Regulatory Relations
	Water Supply Risk	VP, Customer Service & Chief Citizenship Officer	Water Resource Sustainability
	Climate Change Risk	VP, Customer Service & Chief Citizenship Officer	Water Resource Sustainability
Enterprise Risk Management, Safety, and Security Committee (ESSC)(2)	Environmental Contamination Risk	VP, Engineering & Chief Water Quality & Environmental Compliance Officer	Environmental
	Physical Safety and Security Risk	VP, IT & Chief Risk Officer	Safety
	Natural or Human Caused Disaster Risk	VP, IT & Chief Risk Officer, and VP, Operations	Safety
	Emergency Preparedness & Business Continuity Risk	VP, IT & Chief Risk Officer	Safety & I.T.
	Water Quality Risk	VP, Engineering & Chief Water Quality & Environmental Compliance Officer	Water Quality
Finance Committee	Infrastructure Failure Risk	VP, Engineering & Chief Water Quality & Environmental Compliance Officer and Chief Engineering Officer	Engineering
	Credit Risk	VP, CFO & Treasurer and VP, Corporate Controller	Finance
Organization/Compensation Committee	Talent Risk, including Diversity, Equality, and Inclusion	VP, Human Resources	Human Resources
Audit Committee	Cybersecurity Risk	VP, IT & Chief Risk Officer	I.T.
	Third-Party Supplier Risk	VP, CFO & Treasurer and Chief Procurement Officer	Procurement

(1)
Each Tier 1 Risk topic is also led by designated officers of the Company across departments.

(2)
The Enterprise Risk Management, Safety, and Security Committee is responsible for the oversight of the emergency response managmement process, including emergency response management updates and annual reporting to the Board regarding compliance.

Annual Meeting Attendance
All directors are expected to attend the Annual Meeting of Stockholders, unless attendance is prevented by an emergency. All of our board members who were directors as of the date of our 2020 Annual Meeting attended the meeting.
Board Meetings and Committees
Board Meetings
Our policy is that all directors must be able to devote the required time to carry out director responsibilities and should attend all meetings of the Board and of committees on which they sit.
Members of the Board are expected to attend Board meetings in person, unless the meeting is held by teleconference. During 2020, there were ten meetings of the Board and collectively 16 committee meetings. The incumbent directors attended at least 75%, and on average attended 100%, of all Board and applicable committee meetings in 2020 (held during the period each director served).
14   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

Board Committees
There are five committees within our Board of Directors: (1) Audit; (2) Organization and Compensation; (3) Finance and Capital Investment; (4) Nominating/Corporate Governance; (5) and Enterprise Risk Management, Safety, and Security. The membership and the function of each of these committees are described below.
Name	Audit	Organization and Compensation	Finance and Capital Investment	Nominating/ Corporate Governance	Enterprise Risk Management, Safety, and Security
Gregory E. Aliff					●
Terry P. Bayer	●	●
Shelly M. Esque				●	●
Martin A. Kropelnicki
Thomas M. Krummel, M.D.				●
Richard P. Magnuson	●		●
Scott L. Morris		●			●
Peter C. Nelson
Carol M. Pottenger			●	●
Lester A. Snow		●	●
Patricia K. Wagner	●			●
Number of meetings held during 2020	5	3	2	2	4
   Chair          Vice Chair         Member
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   15

AUDIT COMMITTEE
AUDIT COMMITTEE	Primary Responsibilities:
Current Members: Gregory E. Aliff, Chair Terry P. Bayer Richard P. Magnuson Patricia K. Wagner Committee Meetings Held in 2020: 5
►
Represents and assists the Board in oversight of the quality and integrity of the Company’s financial statements, the Company’s compliance with legal, environmental, regulatory and reporting requirements; the qualifications, performance and independence of the Company’s Independent Registered Public Accounting Firm; the Company’s internal audit function; cybersecurity risk; and third party supplier risk

►
Responsible for the appointment, retention, compensation, and oversight of the Independent Registered Public Accounting Firm

►
Reviews with management each Form 10-K and 10-Q report required to be submitted to the SEC

►
Reviews annually the quality of internal accounting and financial controls, internal auditor reports and opinions, and any recommendations the Independent Registered Public Accounting Firm may have for improving or changing the Company’s internal controls

►
Oversees and reviews with management risks related to the Company’s financial reporting and internal controls

►
Oversees the Company’s compliance program with respect to legal and regulatory requirements, including the Company’s codes of conduct, and oversees the Company’s policies and procedures for monitoring compliance

►
Oversees the Company’s cybersecurity program, including management’s response to emerging risks and compliance with all federal and state cybersecurity standards and privacy laws

►
Oversees the Company’s program to identify, manage, and mitigate third party supplier risk and reviews with management compliance with the Supplier Code of Conduct and performance of the Supplier Diversity Program

All members of the Audit Committee are independent as defined in the New York Stock Exchange, and meet additional independence requirements for audit committee members applicable under SEC rules and the New York Stock Exchange listing standards.
The Board has determined that each Audit Committee member has considerable knowledge in financial and auditing matters to serve on the Audit Committee. Gregory E. Aliff, Terry P. Bayer, and Patricia K. Wagner meet the New York Stock Exchange listing standards of financial sophistication and are “audit committee financial experts” under SEC rules.

16   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

ORGANIZATION AND COMPENSATION COMMITTEE
ORGANIZATION AND COMPENSATION COMMITTEE	Primary Responsibilities:
Current Members: Thomas M. Krummel, M.D., Chair Terry A. Bayer Scott L. Morris Lester A. Snow Committee Meetings Held in 2020: 3
►
Oversees the Company’s officer compensation structure, policies and programs, assesses whether the Company’s compensation structure establishes appropriate incentives for officers, and assesses the results of the Company’s most recent advisory vote on executive compensation

►
Oversees the evaluation and recommendations of the compensation of the CEO to the independent directors and of the executive officers to the Board of Directors

►
Reviews the organizational structure for the Company’s senior management

►
Oversees the strategies and policies related to human capital management, including matters such as diversity and inclusion, workplace environment, culture, talent development and retention, and succession planning

►
Oversees a periodic assessment of the risk related to the Company’s compensation policies and practices applicable to offices and employees, and review the results

►
Reviews and discusses with our management the Compensation Discussion and Analysis disclosure required to be included in the proxy statement for the annual meeting of stockholders to be filed with the SEC and, based on such review and discussion, determines whether to recommend to the Board that the Compensation Discussion and Analysis disclosure be included in such filing

►
Oversees preparation of the Compensation Committee report required by SEC rules to be included in the proxy statement for the annual meeting of stockholders

All members are independent as defined in the listing standards of the New York Stock Exchange, and meet additional independence requirements for compensation committee members applicable under SEC rules and the New York Stock Exchange listing standards.

Compensation Consultant:   The Organization and Compensation Committee retained Veritas Executive Compensation Consultants (Veritas) to advise it on marketplace trends in executive compensation, management proposals for the 2021 compensation program, and executive officer compensation decisions. Additionally, Veritas generally evaluated our equity compensation programs. Veritas has been retained for advice on 2022 executive compensation.
Veritas was directly accountable to the Organization and Compensation Committee. To maintain the independence of their advice, Veritas did not provide any services to us other than those described above and as described for the Nominating/Corporate Governance Committee found on page 19 in this Proxy Statement. In addition, the Organization and Compensation Committee conducted a conflict of interest assessment, considering the six factors below with respect to Veritas and no conflict of interest was identified:
►
The provision of other services to the Group by Veritas

►
The amount of fees received from the Group by Veritas, as a percentage of total revenue of Veritas

CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   17

►
The policies and procedures of Veritas that are designed to prevent conflicts of interest

►
Any business or personal relationship between the consultants at Veritas with whom the Group work and any members of the Organization and Compensation Committee

►
Any of our stock owned by the Veritas consultants

►
Any business or personal relationship of Veritas or the Veritas consultants with any of the Group’s executive officers

For a description of the processes and procedures used by the Organization and Compensation Committee for the consideration and determination of executive compensation, see “Compensation Discussion and Analysis” on page 36 in this Proxy Statement.
FINANCE AND CAPITAL INVESTMENT COMMITTEE
FINANCE AND CAPITAL INVESTMENT COMMITTEE	Primary Responsibilities:
Current Members: Terry P. Bayer, Chair Richard P. Magnuson Carol M. Pottenger Lester A. Snow Committee Meetings Held in 2020: 2
►
Assists the Board of Directors in fulfilling its oversight responsibilities with respect to the monitoring and oversight of our financial resources, including its capital investment management and rate recovery and resolution planning and processes

►
Assists the Board in reviewing our financial policies, strategies, and capital structure

►
Reviews and make recommendations to the Board for approval, where authority to do so has been delegated by the Board, regarding:

o
long-term financial objectives and policies

o
financing requirements and financing plans

o
the annual dividend plan

o
oversight of the annual operating budgets

o
oversight of the annual capital investment plans including periodic updates on the progress over the annual construction and capital investment programs efforts to increase stockholder value

o
reports received from the employee benefit finance committee

o
other finance matters as appropriate

In addition, the Committee will discuss with management the policies and procedures concerning the major risk exposures, including exposures to infrastructure failure risk and credit risk, and the steps management has taken and/or proposes to take to monitor, mitigate, and control such exposures within the capital investment process.
All members are independent as defined in the listing standards of the New York Stock Exchange.

18   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

NOMINATING/CORPORATE GOVERNANCE COMMITTEE
NOMINATING/CORPORATE GOVERNANCE COMMITTEE	Primary Responsibilities:
Current Members: Richard P. Magnuson, Chair Shelly M. Esque Thomas M. Krummel, M.D. Carol M. Pottenger Patricia K. Wagner Committee Meetings Held in 2020: 2
►
Oversees director succession planning and actively seeks diverse individuals qualified to become Board members

►
Evaluates the composition of the board annually to assess whether the skills, experience, characteristics and other criteria established by the Board are currently represented on the Board as a whole and in individual directors, and to assess the criteria that may be needed in the future

►
Evaluate the performance of the individual directors and full Board annually

►
Oversees risks related to matters of corporate governance, including director independence and Board performance

►
Recommends to the Board the size, structure, composition, and functioning of the Board and its committees

►
Reviews the compensation of directors for service on the Board and its committees and recommends changes to the Board as appropriate

►
Reviews the Corporate Governance Guidelines annually and recommends changes to the Board

►
Oversees the Company’s Code of Business Conduct and Ethics for Directors and compliance with the code

►
Provides oversight of and reviews the Company’s strategy, policies, practices, risks, and disclosures with respect to ESG matters, and makes recommendations to management as appropriate

►
Assists management in overseeing internal and external communications with employees, investors, and other stakeholders regarding the Company’s position on or approach to ESG matters

All members are independent as defined in the listing standards of the New York Stock Exchange.

Compensation Consultant:   The Nominating/Corporate Governance Committee retained Veritas to advise it on marketplace trends in director compensation for the 2021 compensation program and has been retained for advice on 2022 director compensation.
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   19

ENTERPRISE RISK MANAGEMENT, SAFETY, AND SECURITY COMMITTEE
ENTERPRISE RISK MANAGEMENT, SAFETY, AND SECURITY COMMITTEE	Primary Responsibilities:
Current Members: Lester A. Snow, Chair Carol M. Pottenger, Vice Chair Gregory E. Aliff Shelly M. Esque Scott L. Morris Committee Meetings Held in 2020: 4
►
Assists the Board in the oversight of our enterprise risk management, safety, and security programs, including those related to physical safety and security

►
Discusses with management our principal risks and the effectiveness of the processes used by management to both identify and analyze major risk, as well as the effectiveness of the programs to manage and mitigate risks

►
Reviews with management our risk assessments, the steps management has taken or would consider taking to minimize such risks or exposures, safeguarding assets, and our underlying policies with respect to risk assessment, risk management, and asset protection

►
Discusses with management current and emerging applicable matters that may affect the business, operations, performance, or public image of the organization or are otherwise pertinent to us and our stakeholders

►
Reviews our Emergency Preparedness program, including emergency response and coordination with authorities

►
Reviews our physical safety and security programs to ensure preventive detection and remedial controls and processes are in place

►
Oversees our other compliance programs for enterprise risk management, safety, and security, as well as our policies and procedures for monitoring compliance

►
Makes recommendations to the Board and to our senior management with respect to any of the above matters as the Committee deems necessary or appropriate

All members are independent as defined in the listing standards of the New York Stock Exchange.

Other Governance Best Practices
We adopted other practices we believe reflects our commitment to good corporate governance including:
Policies Prohibiting Hedging and Pledging
In accordance with our Insider Trading Policy, our directors and executives are prohibited from (i) hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt; and (ii) pledging their ownership of Group stock.
Executive Compensation Recovery (“Clawback”) Policy
Our Board has adopted an executive compensation recovery, or “clawback,” policy requiring the reimbursement of excess incentive-based compensation provided to the executives in the event of certain restatements of our financial statements. A more detailed description of the Executive Compensation Recovery Policy appears in the “Compensation Discussion and Analysis” section of this Proxy Statement.
20   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

Stock Ownership Requirements
Our Board has adopted stock ownership requirements for directors and executives. These stock ownership requirements were adopted to promote a long-term perspective of the organization and to help align the interests of our stockholders, directors, and executives. As of March 30, 2021, 20 of our non-employee directors and executives have met or exceeded their ownership requirements. New directors have five years after the date of their election to the Board to meet the requirements and must retain 75% of the net after-tax shares from equity awards until the ownership requirement is achieved. Our executives must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved. A complete description of the stock ownership requirements for directors and executives appears in the “Compensation Discussion and Analysis” section of this Proxy Statement.
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   21

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Upon the recommendation of the Nominating/Corporate Governance Committee, our Board has nominated for election at the 2021 Annual Meeting of Stockholders a slate of twelve director nominees. All of the nominees, except Dr. Maldonado, have served as directors since the last Annual Meeting. Dr. Maldonado was recommended to the Nominating/Corporate Governance Committee by Mr. Kropelnicki. All directors are elected annually to serve until the next Annual Meeting or until their respective successors are elected.
Nominee Qualifications
When an incumbent director is up for re-election, the Nominating/Corporate Governance Committee reviews the performance, skills, and characteristics of such incumbent director before making a determination to recommend the Board nominate the incumbent director for re-election.
The Nominating/Corporate Governance Committee believes that all of the following twelve director nominees listed are highly qualified and have the skills and experience required for membership on our Board. A description of the specific experience, qualifications, attributes, and skills that led our Board to conclude that each of the nominees should serve as a director follows the biographical information of each nominee.
Vote Required
Each director must be elected by the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “FOR” a director nominee exceeds the number of votes cast “AGAINST” that nominee for director.
22   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

Recommendation of the Board
Our Board of Directors unanimously recommends that you vote “FOR” the election of each of the following nominees:
Gregory E. Aliff

Independent
Age: 67
Director Since 2015
Committees:
►
Chair, Audit

►
Enterprise Risk Management, Safety and Security

Previous Board Directorships:
►
SCANA Corporation

►
Grid Alternatives

►
United States Energy Association

Current Board Directorship:
►
New Jersey Resources Corp

Retired
Mr. Aliff is a retired Vice Chairman and Senior Partner, US Energy and Resources, at Deloitte LLP. From 2012 to his retirement in 2015, Mr. Aliff led Deloitte’s US Sustainability Services, which focused on industrial and commercial water and energy management. From 2002 to 2012, he led Deloitte’s US Energy and Resources practice, where he oversaw all professional services to the sector. Mr. Aliff earned his Bachelor of Science in Accounting and his Master of Business Administration from Virginia Tech. He is a Certified Public Accountant and is a designated Board Leadership Fellow of the National Association of Corporate Directors (NACD). He also holds a CERT Certificate in Cybersecurity Oversight from NACD.
Mr. Aliff brings extensive accounting, auditing, and financial reporting experience to the Board, with specific expertise in both the public utility and energy and resources industries. He has in-depth experience in strategy, enterprise risk management, and regulatory affairs from his many years providing professional services to numerous major utilities. Mr. Aliff’s deep understanding of public utility markets and the breadth of experience he has gained from working with public companies make him a valuable resource to the Board.

CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   23

Terry P. Bayer
Independent Age: 70 Director Since 2014 Committees: ► Chair, Finance and Capital Investment ► Organization & Compensation ► Audit Previous Board Directorship: ► Apria Healthcare Group, Inc.
Retired
Ms. Bayer is the former Chief Operating Officer (COO) for Molina Healthcare, Inc., a managed care company that provides solutions to meet the healthcare needs of low-income individuals and families who participate in government programs, including Medicaid, Medicare, and Marketplace. She held that position from 2005 until her retirement in February 2018. She was previously Executive Vice President of Health Plan Operations and also held management positions at Family Health Plan (FHP), Maxicare, Matria Healthcare, and AccentCare, Inc. She holds a Juris Doctor Degree from Stanford University, a master’s degree in Public Health from the University of California, Berkeley, and a bachelor’s degree in Communication from Northwestern University.
Ms. Bayer brings senior leadership, financial, operational, and public health expertise to the Board from her service as the COO of Molina Healthcare, Inc., a public company. She has many years of experience as an operating executive with a strong focus on government program compliance, public health and administration, as well as customer service. Ms. Bayer’s significant background and experience in healthcare supports the Board’s efforts in overseeing and advising on employee health matters. Her previous experience as a director of Apria Healthcare Group, Inc. and her compliance and compensation committee memberships also allows Ms. Bayer to contribute to the Board.

Shelly M. Esque
Independent Age: 60 Director Since 2018 Committees: ► Nominating/Corporate Governance ► Enterprise Risk Management, Safety and Security
Retired
Ms. Esque, prior to her retirement in 2016, served as Vice President and Global Director of Corporate Affairs at Intel Corporation, a leader in the semiconductor industry, overseeing professionals in more than 35 countries responsible for enhancing Intel’s reputation as the world’s leading technology brand and corporate citizen. She also served as both president and chair of the Intel Foundation. In her capacity as a leader of Intel’s corporate social responsibility, community, education, foundation, and government relations worldwide, Ms. Esque represented Intel at numerous events, including the World Economic Forum, World Bank, UNESCO, and forums promoting women in the workplace.
Ms. Esque received the Greater Phoenix Chamber of Commerce 2011 ATHENA Businesswoman of the Year Award for excellence in business and leadership, exemplary community service, and support and mentorship of other women. She was also recognized by AZ Business Magazine as one of the 50 Most Influential Women in Arizona. Ms. Esque is active on many non-profit boards, including Basis Charter Schools, Take the Lead, and the Boyce Thompson Arboretum, among others. Ms. Esque’s strong understanding of corporate social responsibility, education, media relations, and government and community affairs makes her a valuable resource to the board.

24   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

Martin A. Kropelnicki
Age: 54 Director Since 2013
President & CEO, California Water Service Group
Mr. Kropelnicki is President & CEO of the Group. Mr. Kropelnicki joined the Group as Vice President, Chief Financial Officer (CFO) and Treasurer in 2006 and was named the President and COO in 2012. He then was appointed President & CEO of the Group effective September 1, 2013. He has over 32 years of experience in finance and operations, including 15-plus years as CFO at public listed companies and has held executive positions at PowerLight Corporation, Hall Kinion & Associates, Deloitte & Touche Consulting Group, and Pacific Gas & Electric Company. He serves as a director for the Bay Area Council, and the California Foundation on the Environment & Economy, and is a member of the Silicon Valley Leadership Group. Mr. Kropelnicki is the past President of the National Association of Water Companies and currently serves on their Executive Committee. He holds a Bachelor of Arts Degree and Master of Arts Degree in Business Economics from San Jose State University. In 2016, Mr. Kropelnicki was awarded the United States Navy Memorial Fund’s Naval Heritage Award. He is the 12th recipient of this award since its inauguration.
Mr. Kropelnicki is well positioned to lead the Group’s management team and give guidance and perspective to the Board. His experience as the former CFO of the Group provides expertise in both corporate leadership and financial management and his management experience enables him to offer valuable perspectives to our corporate planning, rate making, and budgeting along with operational and financial reporting.

Thomas M. Krummel, M.D.
Independent Age: 69 Director Since 2010 Board Committees: ► Chair, Organization & Compensation ► Nominating/Corporate Governance
Emile Homan and Chair Emeritus, Department of Surgery, Stanford University
Dr. Krummel is a leader in his field. He has been honored with the Henry J. Kaiser Family Foundation Award for Excellence in Clinical Teaching; the John Austin Collins, M.D. Memorial Award for Outstanding Teaching and Dedication to Resident Training; and the Lucile Packard Children’s Hospital Recognition of Service Excellence. He has been Chair of the Board of Directors at The Fogarty Institute for Innovation since 2014 and has served as a Director of The Morgridge Institute for Research – University of Wisconsin since 2015.
Dr. Krummel brings to the Board experience with professional training and development, as well as expertise with medical, public health, and science issues. He offers the Board unique insight on public health matters, including healthcare policy and legislation, drinking water quality, and employee health.

CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   25

Richard P. Magnuson

Independent
Age: 65
Director since 1996
Board Committees:
►
Chair, Nominating/Corporate Governance

►
Audit

►
Finance and Capital Investment

Previous Board
Directorships:
►
Rogue Wave Software

►
IKOS System, Inc.

►
OrCAD Sytems Corporation

Managing Director of Orpheum Capital
Mr. Magnuson is a venture capital investor and our Lead Independent Director. He is Managing Director of Orpheum Capital, a private investment fund. From 1984 to 1996, he was a general partner of Menlo Ventures, a venture capital firm. Mr. Magnuson holds an undergraduate degree in economics, a law degree and a master’s degree in business administration from Stanford University. In addition to his previous public company experience, Mr. Magnuson has served on the boards of several privately held companies.
With his legal and venture capital background, Mr. Magnuson brings valuable financial and business strategy expertise to the Board. His past experience on the boards of other public companies, as well as his insight on financial and operational matters, adds value to the Board. His past and current Board service also provides insight on corporate governance practices.

Yvonne (Bonnie) A. Maldonado, M.D.
Independent Age: 65
Professor of Global Health and Infectious Diseases, Departments of Pediatrics and Epidemiology and Population Health, Stanford University
Dr. Maldonado is currently a pediatric infectious diseases epidemiologist at Stanford University School of Medicine as well as the medical director of Infection Prevention and Control and an attending physician at Packard Children’s Hospital at Stanford. She is also a professor in the Departments of Pediatrics and Health Research and Policy; chief of the Division of Infectious Diseases; director of Global Child Health; and senior associate dean for faculty development and diversity at Stanford’s School of Medicine. Dr. Maldonado is currently the chair of the American Academy of Pediatrics Committee on Infectious Diseases and a member of numerous medical associations and committees.
Nationally and internationally renowned for her knowledge, research, and expertise in infectious and vaccine-preventable disease control and international health, Dr. Maldonado has led studies and investigations funded by the United States, CDC, WHO, NIH, and Gates Foundation around the world on HIV, polio, and measles. Dr. Maldonado brings a unique perspective and valuable insight to the Board.

26   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

Scott L. Morris
Independent Age: 63 Director Since 2019 Committees: ► Organization & Compensation ► Enterprise Risk Management, Safety and Security Current Board Directorship: ► McKinstry
Chairman, Avista Corporation
Mr. Morris has been Chairman of Avista Corporation, a publicly traded electrical and natural gas utility serving customers primarily in the Pacific Northwest, since January 2008. From January 2008 to October 1, 2019, he also served as Avista’s CEO. From January 2008 to January 2018 he served as its President. From May 2006 to December 2007, he served as its President and Chief Operating Officer. Mr. Morris joined Avista in 1981 and his experience at the company includes management positions in construction and customer service and general manager of the company’s Oregon utility business. He is a graduate of Gonzaga University and received his master’s degree from Gonzaga University in organizational leadership. He also attended the Stanford Business School Financial Management Program and the Kidder Peabody School of Financial Management. Mr. Morris serves on the board of McKinstry and on the Board of Trustees of Gonzaga University. He has served on a number of Spokane non-profit and economic development boards.
Mr. Morris brings to the Board a deep knowledge and understanding of the utility industry, having spent his entire career in the industry. As a former senior executive, he also contributes senior leadership experience and valuable perspectives on strategy, operations and business management.

Peter C. Nelson
Age: 73 Director since 1996
Chairman, California Water Service Group
Mr. Nelson is Chairman of the Board of the Group and its subsidiaries. He is a director of the California Chamber of Commerce and a past president of the National Association of Water Companies (NAWC). Mr. Nelson has a strong record of operational and strategic leadership in the public utility business, including his 17-plus years of experience as the former President & CEO of the Group. An engineer by training with a graduate degree in business administration, he gained extensive senior executive experience at Pacific Gas & Electric Company. He has a vast understanding of the water industry from his role as the former President & CEO of the Group and from his leadership roles representing the water profession nationally at NAWC as well as in California at the State Chamber of Commerce.

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Carol M. Pottenger
Independent Age: 65 Director Since 2017 Committees: ► Vice Chair, Enterprise Risk Management, Safety and Security ► Finance and Capital Investment ► Nominating/Corporate Governance
Principal and Owner, CMP Global, LLC
As principal and owner of CMP Global LLC, Ms. Pottenger’s organization, which was founded in 2014, provides consulting services in business development, process improvement, corporate governance, strategic planning, and cyber and information systems. The first female three-star Admiral in American history to lead in a combat branch, Ms. Pottenger commanded two ships, a logistic force of 30 ships, a Japan-based strike-group of eight ships, and the Expeditionary Force of 40,000 sailors during her 36 years in the U.S. Navy before retiring in 2013. She was also the senior U.S. Flag Officer responsible for military transformation and sensitive military topics such as counterterrorism and cyber security while on assignment with NATO.
Ms. Pottenger brings unique experience to the board, ranging from operations to technology to risk management. A graduate of Purdue University in Lafayette, Indiana, she also serves on various private, defense, and non-profit boards, including the U.S. Navy Memorial Foundation in Washington, D.C. and PricewaterhouseCoopers LLP Board of Partners and Principals.

Lester A. Snow
Independent Age: 69 Director Since 2011 Committees: ► Chair, Enterprise Risk Management, Safety and Security ► Finance and Capital Investment ► Organization & Compensation
Retired
Mr. Snow has served as Secretary of the California Natural Resources Agency, Director of the California Department of Water Resources, Regional Director of the U.S. Bureau of Reclamation, Executive Director of the CALFED Bay Delta Program, and General Manager of the San Diego County Water Authority. He served as Executive Director of the California Water Foundation, an initiative of the Resources Legacy Fund, and serves on the board of the Klamath River Renewal Corporation. He holds a Master of Science Degree in Water Resources Administration from the University of Arizona and a Bachelor of Science Degree in Earth Sciences from Pennsylvania State University.
Mr. Snow brings more than 40 years of water and natural resource management experience to the Board. His distinguished public service career enables him to assist the Board in addressing water and environmental issues as well as regulatory and public policy matters. Mr. Snow’s executive experience in the public sector provides the Board with critical insight on a variety of operational and financial matters.

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Patricia K. Wagner
Independent Age: 58 Director Since 2019 Committees: ► Audit ► Nominating/Corporate Governance Previous Board Directorship: ► SoCalGas Current Board Directorship: ► Apogee Enterprises
Retired
Ms. Wagner, prior to her retirement in 2019, served as Group President, U.S. Utilities for Sempra Energy, an energy-services holding company whose subsidiaries include San Diego Gas & Electric Company (SDG&E) and Southern California Gas Company (SoCalGas), both California regulated utilities, as well as other companies operating in the electric and gas infrastructure business. Prior to her role as Group President, from 2017 to 2018 she served as Chairman and Chief Executive Officer of SoCalGas, one of the largest natural gas utilities in the country. She served as Executive Vice President of Sempra Energy in 2016, and as President and Chief Executive Officer of Sempra U.S. Gas & Power from 2014 to 2016. During her 24-year career in the utility sector, Ms. Wagner held a range of other leadership positions, including: Vice President of Audit Services for Sempra Energy; Vice President of Accounting and Finance for SoCalGas; Vice President of Information Technology for SoCalGas and SDG&E; and Vice President of Operational Excellence for SoCalGas and SDG&E. Ms. Wagner is currently a director of Apogee Enterprises, Inc., a public company that designs and develops commercial glass and metal products. Ms. Wagner earned her Master of Business Administration from Pepperdine University and a bachelor’s degree in chemical engineering from California State Polytechnic University, Pomona.
Ms. Wagner has immense working knowledge and familiarity with the California regulatory environment and has worked with the California Public Utilities Commission. Her deep understanding of regulatory affairs and experience working for an investor-owned utility make her a valuable asset to the Group. She also brings valuable accounting and finance, senior leadership and operational experience to the Board.

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Director Compensation
For Fiscal Year Ended 2020
Our non-employee directors receive retainers comprised of both a cash award and an equity award along with meeting fees for their service. The Nominating/Corporate Governance Committee is responsible for non-employee director compensation and makes recommendations to the Board. For 2020, the Nominating/Corporate Governance retained the services of Veritas for determining non-employee director compensation.
Our 2020 director compensation program is summarized in the table below:
2020 Director Compensation Program
Board Retainers:
Annual Base Retainer – All Directors	$65,500
Chairman of the Board Retainer	$60,000
Lead Director Retainer	$22,000
Committee Chair Retainers:
Audit Committee Chair Retainer	$18,000
Organization and Compensation Committee Chair Retainer	$13,500
Nominating/Corporate Governance Committee Chair Retainer	$12,500
Finance and Risk Management Committee Chair Retainer	$10,000
Enterprise Risk Management, Safety and Security Committee Chair Retainer	$11,000
Enterprise Risk Management, Safety and Security Committee Vice Chair Retainer	$5,500
Board/Committee Meeting Attendance Fees:
Chairman of the Board – Board Attendance Fee	$4,600
All other Directors – Board Attendance Fee	$2,300
Chairman of the Board – Committee Attendance Fee	$1,800
All other Directors – Committee Attendance Fees	$1,800
Equity:
Annual RSA Equity Grants(1)	$87,500

(1)
In 2020, non-employee directors received grants of restricted stock valued at $87,500 as the Board retainer. The restricted stock grants were made on March 3, 2020, and were fully vested on the first anniversary of the grant date.

In September of 2020, Veritas provided assistance to the Nominating/Corporate Governance Committee in the annual review of director compensation, with recommendations based on competitive positioning, both in terms of individual compensation components and total compensation. With consideration for this review, the Nominating/Corporate Governance Committee did not increase director compensation for fiscal year 2021. In response to the coronavirus pandemic and its devastating effects on the communities we serve, all directors elected to take a temporary voluntary cash compensation (cash retainer and meeting attendance fees) reduction of 10% for fiscal year 2021, contributing the value of their compensation reduction to the Cal Water Hardship Fund to assist our customers. In lieu of the value of their reduced cash compensation, a special equity grant with risk of forfeiture was issued to each director on January 4, 2021 in the form of a restricted stock award, vesting on the one-year anniversary of the grant.
The Board of Directors requires non-employee directors to maintain a certain amount of stock ownership consistent with our stock ownership requirements. Pursuant to the Group’s Corporate Governance Guidelines, available on the Group’s website at http://www.calwatergroup.com, beneficial ownership of an aggregate amount of shares having a value of five times the amount of the annual base retainer is required. Non-employee directors are required to achieve the relevant ownership threshold within five years following adoption of the requirements or five years after commencing service, whichever is later. The Nominating/Corporate Governance Committee will review compliance with these requirements for non-employee directors on an annual basis.
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Directors may elect to defer cash compensation payable to them under the Group’s deferred compensation plan in the same manner as applicable to the Group’s executives as described below.
Non-Employee Director Compensation
Name (a)	Fees Earned or Paid in Cash($) (b)	Stock Awards ($)(2)(3) (c)	Total($) (h)
Peter C. Nelson(1) Chairman	$200,300	$83,798	$284,098
Richard P. Magnuson Lead Director	142,800	83,798	226,598
Gregory E. Aliff	131,700	83,798	215,498
Terry P. Bayer	120,100	83,798	203,898
Shelly M. Esque	99,300	83,798	183,098
Thomas M. Krummel, M.D.	116,400	83,798	200,198
Scott L. Morris	101,100	83,798	184,898
Carol M. Pottenger	108,400	83,798	192,198
Lester A. Snow	122,900	83,798	206,698
Patricia K. Wagner	101,100	83,798	184,898

(1)
Mr. Nelson’s retainer includes $60,000 for his role as Chairman of the Board.

(2)
Amounts reflect the full grant date fair value of each RSA granted in 2020 to the non-employee directors, calculated in accordance with FASB ASC Topic 718, disregarding estimates for forfeitures. Assumptions used in the calculation of these amounts are included in footnote 12 of Group’s annual report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2021.

(3)
At the end of 2020, the aggregate number of RSAs held by each current non-employee director was as follows: Peter C. Nelson, 3,369; Gregory E. Aliff, 10,915; Terry P. Bayer, 14,499; Shelly M. Esque, 4,322; Dr. Thomas M. Krummel, M.D., 24,920; Richard P. Magnuson, 13,380; Scott L. Morris, 1,884; Carol M. Pottenger, 5,841; Lester A. Snow, 16,250; Patricia K. Wagner, 1,884.

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STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Ownership of Directors and Executive Officers
Our Corporate Governance Guidelines, available on the Group’s website at http://www.calwatergroup.com, include the stock ownership requirements for non-employee directors and executive officers. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and executive officers. A more complete description of the stock ownership requirements appears in the “Compensation Discussion and Analysis” section of this Proxy Statement.
Directors are required to achieve the relevant ownership threshold within five years following adoption of the requirements or five years after commencing service, whichever is later. Executives must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved.
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The following table shows the common stock ownership of our directors and executives as of March 30, 2021. All directors and executives have sole voting and investment power over their shares (or share such powers with their spouses).
Name	Common Stock Beneficially Owned(*)
Gregory E. Aliff Director	13,339
Terry P. Bayer Director	16,246
Shannon C. Dean Executive Officer	15,443
Shelly M. Esque Director	6,156
David B. Healey Executive Officer	16,371
Martin A. Kropelnicki Director and Executive Officer	100,649
Thomas M. Krummel, M.D. Director	28,984
Robert J. Kuta Executive Officer	13,472
Michael B. Luu Executive Officer	16,959
Richard P. Magnuson Director	58,090
Michael S. Mares, Jr. Executive Officer	3,936
Lynne P. McGhee Executive Officer	26,288
Greg A. Milleman Executive Officer for California Subsidiary	3,420
Scott L. Morris Director	3,598
Michelle R. Mortensen Executive Officer	8,622
Peter C. Nelson Director and Retired Executive Officer	17,990
Elissa Y. Ouyang Executive Officer	6,162
Todd K. Peters Executive Officer for California Subsidiary	2,497
Carol M. Pottenger Director	7,569
Gerald A. Simon Executive Officer	7,566
Thomas F. Smegal III Executive Officer	43,836
Lester A. Snow Director	19,924
Paul G. Townsley Executive Officer	26,226
Ronald D. Webb Executive Officer	20,277
Patricia K. Wagner Director	3,595
All directors and executives as a group	487,215

*
To our knowledge, as of March 30, 2021, all directors and executives together beneficially owned an aggregate of approximately 1.0% of outstanding common shares. No one director or executive beneficially owns more than 1.0% of outstanding common shares.

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2020 Say-on-Pay Vote and Stockholder Outreach
Our Board and management value the views of our stockholders and believe that maintaining an active dialogue with them is important to our commitment to long-term stockholder value. For fiscal year 2020, we received continued support with 92% of the votes cast on the Say-on-Pay advisory vote taken at the 2020 Annual Meeting of Stockholders (Say-on-Pay).
The Committee recognizes that best practices in executive compensation continue to evolve and we strongly believe in soliciting feedback from stockholders to better understand their perspectives, to receive their input on our business strategy and execution, and to gather feedback regarding other matters of investor interest. Over the course of 2020, management engaged regularly with investors at conferences and other forums and discussed several topics including corporate strategy, executive compensation, and environmental, social, and governance issues.
Through stockholder feedback, we have observed the following:
►
Stockholders have shared favorable views of our executive leadership team, including each of the named executive officers, and the alignment between pay and performance.

►
Stockholders understand the drivers of the non-cash change in pension, which can represent a large non-cash portion of the reported total compensation for our CEO and did not see the reported amount as a risk factor that influenced their Say-on-Pay vote. Instead, stockholders tend to focus on changes in our CEO’s pay excluding the actuarial change in pension value.

Although stockholders understand the nature of the non-cash change in pension, based upon feedback we received, we decided to conduct an independent, third-party review of the assumption methodologies used for the pension and supplemental executive retirement (SERP) plans, as well as a review of the plan design for the SERP. Based upon those findings, we revised the methodologies used to determine our plans’ actuarial assumptions and amended the SERP, increasing the plan’s unreduced retirement age from 60 to 65.
Additionally, to meet the expectations of our customers, regulators, stockholders, and other stakeholders regarding Environmental, Social, and Governance matters, we conducted a materiality assessment in 2020 and produced our first report aligned with recognized reporting frameworks, including the Sustainability Accounting Standards Board, which provides information about our Company’s approach to corporate responsibility and sustainability. For the full report, please visit www.calwatergroup.com/esg2020.
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Ownership of Largest Stockholders
As of December 31, 2020, our records and other information available from outside sources indicated that the following stockholders were the beneficial owner of more than five percent of the outstanding shares of our common stock.
The information below is as reported in filings made by third parties with the SEC. Based solely on the review of our stockholder records and public filings made by the third parties with the SEC, we are not aware of any other beneficial owners of more than five percent of the common stock.
Class	Beneficial Owner	Number of Shares of Common Stock	Percent of Class
Common	BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	8,253,577	16.6%
Common	The Vanguard Group, Inc.(2) 100 Vanguard Blvd. Malvern, PA 19355	5,731,833	11.50%
Common	State Street Corporation(3) One Lincoln Street Boston, MA 02111	3,770,555	7.57%

(1)
BlackRock, Inc. has sole voting power over 8,182,794 shares and sole investment power over 8,253,577 shares, and no shared voting power or shared investment power as of December 31, 2020, as disclosed on Schedule 13G/A filed with the SEC on January 25, 2021.

(2)
The Vanguard Group, Inc. has sole voting power over 0 shares; sole investment power over 5,543,450 shares; shared voting power over 151,322 shares; and shared investment power over 188,383 shares as of December 31, 2020, as disclosed on Schedule 13G/A filed with the SEC on February 10, 2021.

(3)
State Street Corporation (“State Street”) has shared voting power over 3,545,144 shares, shared investment power over all 3,770,555 shares, and no sole voting power or sole investment power over any shares. SSGA Funds Management, Inc., a wholly owned subsidiary of State Street, has shared voting power over 2,503,681 shares, shared investment power over 2,515,222 shares, and no sole voting power or sole investment power over any shares. This information is as of December 31, 2020, as disclosed on Schedule 13G filed with the SEC on February 11, 2021.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation
In this section, we describe our executive compensation philosophy and program that supports our strategic objectives and serves the long-term interests of our stockholders. We also discuss how our President & Chief Executive Officer, Chief Financial Officer, and other Named Executive Officers (our NEOs) were compensated in 2020 and describe how their compensation fits within our executive compensation philosophy. For fiscal 2020, our NEOs were:
Name	Title
Martin A. Kropelnicki	President & CEO
Thomas F. Smegal III	Vice President, Chief Financial Officer
Paul G. Townsley	Vice President, Corporate Development and Chief Regulatory Officer
Robert J. Kuta	Vice President, Engineering and Chief Water Quality and Environmental Compliance Officer
Lynne P. McGhee	Vice President, General Counsel
1   2020 Compensation Overview
Executive Compensation Philosophy and Framework
Our executive compensation programs are designed to attract, motivate, and retain key officers with the ultimate goal of generating strong operating results and creating long-term alignment with our stockholders and customers. We reward for excellent job performance, overall leadership, long-term results, and provide for fair, reasonable, and competitive total compensation.
Our executive compensation programs are built upon the following framework:

►
Pay-for-performance by aligning officer compensation to pre-established, quantifiable performance goals

►
Use performance metrics that are understandable and are tied to key performance indicators; all of our officers have the ability to make an impact

►
Provide competitive pay to attract and retain highly-qualified officers

►
Align management interests with the long-term interests of our customers and stockholders

►
Establish performance goals that are aligned with our organizational strategy

►
Maintain a one-team approach, meaning all eligible officers and department heads share the same performance targets and compensation plan

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Our officer team’s 2020 performance demonstrates our commitment to delivering value to our stockholders and customers, with strong performance on both financial and non-financial measures. This resulted in 175% achievement of target for the short-term incentive compensation plan and 183% achievement of target and payout for the long-term performance-based equity grant for performance period 2018-2020.
2   NEO Compensation Components and Pay Mix
Our officers’ total direct compensation is heavily weighted towards performance and appropriately balances officer focus on our short- and long-term priorities with annual and long-term rewards. Consistent with our compensation philosophy, our total compensation program was developed by taking into account competitive market data, as well as a variety of additional factors including individual experience, tenure, performance and leadership, Group performance, and internal equity among the officers. Our compensation decisions for 2020 are outlined below.
Elements of Compensation
Base salary
We believe it is important to drive strong performance with respect to traditional measures of success in the utilities industry. For 2020, as well as 2019, base salaries for NEOs were increased for the cost of living and, in some cases, performance. This is intended to compensate NEOs for job performance and overall leadership while maintaining salaries within the “competitive range” of the market data. This market data is updated annually by our independent compensation consultant retained by the board.
In response to the coronavirus pandemic and its devastating effects on the communities we serve, all executives elected to take a temporary voluntary pay reduction for fiscal year 2021, contributing the value of their pay reduction to the Cal Water Hardship Fund to assist our customers. In lieu of the value of their salary reduction, a special equity grant with risk of forfeiture was granted to each executive on January 4, 2021 in the form of a restricted stock award, vesting on the one-year anniversary of the date of grant.
Name	2019 Base Salary	2020 Base Salary	Percent Increase	2021 Base Salary	Percent Decrease
Martin A. Kropelnicki	$987,000	$1,021,545	3.5	$900,000	(12.0)
Thomas F. Smegal III	457,500	475,800	4.0	428,220	(10.0)
Paul G. Townsley	405,000	419,500	3.6	377,550	(10.0)
Robert J. Kuta	347,500	360,000	3.6	324,000	(10.0)
Lynne P. McGhee	319,500	345,500	8.1	310,950	(10.0)
Short-term Performance Incentive Award Opportunity
For 2020, the target opportunity for short-term incentives was unchanged from 2019. For our President & CEO, the target opportunity was 100% of salary, and 30% of base salary for all other officers. The payout ranges from 0% to 200% of target, based on actual performance.
Performance and Time-Based Equity Compensation
For 2020, the Organization & Compensation Committee set the target total value for the equity compensation awards at $920,000 for our President & CEO, $160,000 for the Group’s vice presidents, and $95,000 for all other NEOs. For our CEO, 60% of equity compensation awards are in the form of performance-based RSUs with a three-year performance period and vesting 0% to 200% based on performance of each metric, and 40% of equity compensation awards are in the form of time-based RSAs vesting over three years. For the Group’s vice presidents, 53% of their equity compensation awards are in the form of performance-based RSUs with a three-year performance period and vesting 0% to 200% based on performance of each metric, and 47% are in the form of time-based RSAs vesting over three years. Each year of the performance period is measured and aggregated to attain the three-year performance period’s actual achieved performance.
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3   Executive Compensation Governance and Process
Role of the Organization and Compensation Committee
We are committed to the highest standards of compensation governance. We design and administer our executive compensation program to motivate, retain, and focus key officers to drive our strategy, generate strong operating results, and deliver solid, long-term returns to our stockholders and customers. Our compensation programs are also intended to align the interests of our leadership team with our stockholders and customers and to promote our pay-for-performance culture and philosophy.
Comprised entirely of independent outside directors, the Organization & Compensation Committee (Committee) is responsible for overseeing our compensation programs for officers and officer succession. The Committee recommends to the Board compensation levels and incentive performance objectives for officers for the 12-month period beginning January 1 of each year. These objectives align with stockholder and customer interests and support our long-term growth and health of the Company. The Committee starts its planning and review process in February of each preceding year and generally concludes its process in November. After year-end results are final, the Committee reviews the achieved results for the prior year, certifies the achievement of each goal, approves payment of incentive compensation as certified, and approves the incentive compensation targets for the current year.
The following summary outlines the key features of our officer compensation program:
WHAT WE DO	WHAT WE DON’T DO

We pay for performance with compensation in the form of annual short-term performance-based incentives, as well as award a substantial portion of long-term equity incentive compensation in the form of restricted stock units (RSUs) subject to performance-based vesting criteria over a three-year period.

We retain an independent compensation consultant who reports to the Organization and Compensation Committee.

We hold an annual “say-on-pay” advisory vote.

We require stock ownership with minimum holding requirements for all directors and officers to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and officers.

We cap individual payouts for short-term performance-based incentive and long-term equity incentive compensation plans.

We have an officer compensation recovery (“clawback”) policy requiring the reimbursement of excess incentive-based compensation provided to the Group’s officers in the event of certain restatements of the Group’s financial statements.

No excessive perquisites; the Group provides officers with only limited perquisites consisting of a company vehicle with related excess liability insurance.

No tax gross-ups on perquisites or other personal benefits.

No employment agreements; other than participation in the Executive Severance Plan, none of our officers are party to individual employment or severance agreements.

No single-trigger change-in-control benefits; the Group’s Executive Severance Plan provides for change-in-control severance benefits upon a termination of employment following a change-in-control; the Group’s equity incentive plan does not require single-trigger vesting acceleration upon a change-in-control.

No hedging and pledging of Group stock; the Group’s directors and officers are prohibited from hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt, in accordance with the anti-hedging prohibition in our insider trading policy; directors and officers are also prohibited from pledging their ownership of Group stock in accordance with an anti-pledging provision in our insider trading policy.

Total Compensation Factors
Each year the Organization & Compensation Committee reviews, assesses, and recommends to the full Board all compensation for our officers after determining that the compensation for these individuals is competitive relative to companies of comparable size, complexity, location, and business nature (see below for additional discussion of this comparison). With respect to 2020 compensation decisions, the Committee engaged Veritas Executive Compensation Consultants (Veritas) as its independent executive compensation consultant.
Under the terms of its engagement, Veritas reports directly to the Committee; the Committee has sole authority to retain, terminate, and approve the fees paid to Veritas; and Veritas may not be engaged to
38   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

provide any other services to us without the approval of the Committee. Other than its engagement by the Committee, Veritas does not perform any other services for the Group. The Committee believes having an independent evaluation of compensation is a beneficial tool for the Committee, the Group, and stockholders. The Committee retained Veritas for several purposes, including:
►
Constructing and reviewing compensation comparisons from readily available published survey and public filings data

►
Performing a competitive assessment of the compensation programs, practices, and levels for directors and officers

►
Reviewing our compensation plans relative to the plans of our proxy peer group

The Committee made a number of compensation recommendations, including those pertaining to the officers that were based on the competitive assessments provided by and through consultation with Veritas. The Committee’s recommendations were made, however, entirely by the Committee, in its sole discretion.
The total compensation level for each officer is based on one or more of the following factors:
►
The individual’s duties and responsibilities within the Group

►
The individual’s tenure and experience

►
The compensation levels for the individual’s peers within the Group

►
Compensation levels for similar positions based on a review of published compensation surveys

►
The levels of compensation necessary to retain, motivate, and recruit officers

In order to determine competitive compensation practices for 2020, the Committee relied, in part, on published survey compensation data, as well as proxy data for individual companies. The individual companies are referred to in this proxy statement as the “Peer Group.” The Peer Group includes companies that are generally highly regulated public gas, water, or multi-utility-based organizations with one-half to two times the annual revenue size of the Group. In addition, a portion of the Peer Group is subject to unique California statutes similar to the Group.
On November 18, 2020, the Committee approved the following companies for inclusion in our Peer Group:
Allete, Inc.	NorthWestern Corp.
American States Water Company	Otter Tail Corporation
Aqua America, Inc.	Ormat Technologies
Avista Corporation	PNM Resources
Black Hills Corp.	Portland General Electric
Chesapeake Utilities Corp.	San Jose Water Company
MGE Energy	South Jersey Industries, Inc.
Northwest Natural Gas Company	Unitil Corporation
To properly advise the committee, Veritas utilized data from these sources to compile the competitive pay information comparing each officer’s compensation to market levels for his/her executive position.
After consideration of the competitive data, the Committee makes decisions regarding each individual officer’s target total compensation opportunities based on the Group and individual performance and the need to attract, motivate, and retain an experienced and effective management team. The Committee examined the relationship of each officer’s base salary, long-term equity incentives, short-term incentive
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awards, and total compensation to the competitive data from several perspectives by reviewing the following:
►
The competitive data without any adjustments

►
Annual incentive or bonus valued at 50% of median of the market competitive data

►
The lower range of 20% below the median of the market competitive data

►
Target total direct compensation reduced by 20% from the median of the market competitive data

►
Actual short-term incentive compensation reduced by 20% from the median of the market competitive data

In making compensation recommendations for the 2020 fiscal year for the officers, the Committee’s general objective was to set total compensation within a “competitive range” for each officer’s position based on the competitive data. The Committee considers the “competitive range” to mean that compensation levels are within plus or minus 20% of the median compensation levels as determined by reference to the competitive data. Actual compensation decisions for the officers were, however, influenced by a variety of additional factors including considerations of each individual’s experience, tenure, performance and leadership, Group’s performance, and internal equity among the officers.
The Committee annually reviews Veritas in light of various factors including those factors required by SEC rules and NYSE Listed Company Rules regarding compensation consultant independence and has affirmatively concluded that Veritas is independent from California Water Service Group and has no conflicts of interest relating to its engagement by the Committee. The Committee also reviews the performance of Veritas.
Say-on-Pay
As described above, our Board and management value the views of our stockholders and believe that maintaining an active dialogue with them is important to our commitment to long-term stockholder value. For fiscal year 2020, we received 92% of the votes cast on the Say-on-Pay advisory vote taken at the 2020 Annual Meeting of Stockholders. Other than the changes described above regarding the methodologies used to determine our plans’ actuarial assumptions and amendment of the SERP to increase the plan’s unreduced retirement age from 60 to 65, in light of the strong support received at our last Say-on-Pay vote, we did not make any changes to the executive compensation program in response to the 2020 Say-on-Pay vote.
4   2020 Performance Goals and Performance
Pay-for-Performance
Our executive compensation program is designed to link officer compensation to our overall short-term and long-term performance (as measured by key operational and financial objectives incorporated in both long-term (LTI) and short-term (STI) performance-based compensation programs) as outlined below.
►
We utilize a short-term performance-based compensation program consisting of an annual performance-based short-term incentive that supports our long-term growth objectives of the Group.

►
More than half of long-term equity incentive compensation is in the form of restricted stock units (RSUs) subject to performance-based vesting criteria. The Group’s President & CEO is awarded 60% of long-term equity incentive compensation in the form of RSUs subject to performance-based vesting criteria, with the remaining 40% awarded in the form of time-based restricted stock awards (RSAs). The Group’s vice presidents are awarded 53% of long-term equity incentive compensation in the form of RSUs subject to performance-based vesting criteria, with the remaining 47% awarded in the form of RSAs.

40   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

►
We use a three-year performance period for the long-term performance-based RSUs with vesting based upon achievement of annual performance targets related to each of the following: environmental, social, and governance (ESG), shareholder value, and earnings per share.

2020 Group Achievements
Our NEOs’ performance-based pay for 2020 was based on achieving objective, pre-established financial goals.
Financial Goals	Achievements
Financial Results Including Capital Investment and Return on Equity
►
Achieved net income of  $96.8 million and diluted earnings per share of  $1.97 (each determined in accordance with GAAP)

►
Achieved the majority of its operational goals while keeping controllable costs within budget

►
Invested $298.7 million of capital in accordance with our infrastructure improvement program

►
Increased the Group’s 2021 annual dividend by seven cents, or 8.2%, which represents our 54th consecutive annual dividend increase

►
Raised net proceeds of  $81.8 million through an at-the-market equity program, better matching the Company’s capital needs with funding

►
Maintained the Group’s strong credit rating of A+ stable and AA− for first mortgage bonds and “exceptional” liquidity rating from Standard & Poor’s (one of the only North American utilities to do so)

►
Achieved consolidated Group earnings per share in 2020 representing a return on equity (determined in accordance with GAAP) of 11.38% as reported in item 7 of the Group’s Form 10-K for the year ended December 31, 2020 as filed with the SEC

►
On December 4, 2020, the California Public Utilities Commission (CPUC) approved the Group’s largest subsidiary, California Water Service Company’s (Cal Water), October 14, 2020 proposed decision for its 2018 General Rate Case (GRC) application. The decision authorizes total revenue of up to $696.5 million and to:

•
Continue its decoupling balancing accounts through 2022

•
Invest $828 million in new capital through 2021

•
Recover $148 million of water system infrastructure upgrades to via the CPUC’s advice letter procedure once the project is completed

Water Quality and Customer Service Accomplishments
►
Met all state and all federal primary and secondary water quality standards in all water systems Group owns during the pandemic

►
Completed two treatment facilities to remove per- and polyfluoroalkyl substances (PFAS)

►
Met or exceeded all customer service standards as set by the CPUC

CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   41

Financial Goals	Achievements
Safety Achievement
►
Activated our Emergency Operations Center to enable communication and coordination on instituting new COVID-19 protocols across operations and offices in four U.S. states, including 22 California districts

►
Developed and delivered multiple levels of employee training and guidance for COVID-19 protocols and safety measures

►
During Public Safety Power Shutoffs (PSPS), Cal Water customers maintained water service through the activation of the company’s Emergency Response Centers and deployment of operational, engineering, water quality, and other experts and resources statewide, including portable generators, booster pumps, and emergency trailers

►
Virtually conducted twelve community Emergency Operation Center joint exercises with local police, fire, and city authorities

►
Launched the Power 4 America (P4A) program, a partnership with the Utility Workers of America, to improve safety awareness and protect our employees

►
Implemented a “Drive to Zero” initiative to eliminate preventable accidents and developed a hands-on course for driving heavy equipment

Total Compensation Philosophy for Executives
Providing compensation that attracts, retains, and motivates talented officers is our committed goal. Our compensation programs reward excellent job performance, identify exceptional leadership, and represent fair, reasonable, and competitive total compensation that aligns officers’ interests with the long-term interests of our stockholders and customers.
The Committee believes a balance of fixed and variable compensation components, with short-term and long-term compensation elements, maintains a strong link between the NEOs’ compensation and the overall Group’s performance while promoting the interests of both customers and stockholders. The Committee annually re-evaluates the mix of fixed and variable compensation, including the proportions of incentive compensation awarded as short-term cash-based and long-term equity-based awards and stockholder feedback. Additionally, the Committee continues to monitor our program on an annual basis to ensure the structure will not incentivize excessive risk-taking.
In addition, our executive compensation program considers the following factors:
►
The overall financial and operating performance of our company

►
Each officer’s performance and contributions to the achievement of short-term and long-term financial goals and operational milestones

►
Each NEO’s job responsibilities, expertise, historical compensation, and years and level of experience

►
Our overall succession planning and the importance of retaining each NEO and each NEO’s potential to assume greater responsibilities in the future

►
Peer group benchmarking data and compensation analyses

We believe our executive compensation program is achieving the intended results. Our compensation programs continue to be competitive in the industry and has resulted in the attraction and retention of talented officers who contribute to the long-term success of the Group. Our compensation programs create a strong linkage between pay and performance through long-term equity and annual performance-based short-term incentive compensation without encouraging imprudent risk taking by our officers.
42   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

Elements of Compensation
The material elements of our officer compensation program for 2020 included:
►
Base Salary

►
Annual Short-Term Performance-Based Incentive Compensation

►
Performance and Time-Based Long-Term Equity Compensation

►
Basic and Supplemental Pension Plan Benefits

►
Deferred Compensation Plan Benefits

►
Limited Perquisites

In determining compensation, the Committee is mindful that as a holding company for a California regulated utility, the Group’s financial performance is substantially dependent upon CPUC regulation plus other factors, which to a large extent are beyond the control of officers. Therefore, the Committee’s decisions regarding overall compensation are determined largely by evaluation of factors that are within the officers’ control and its comparisons with companies in its peer group. As discussed below, the metrics used to determine our officers’ annual short-term performance-based incentive compensation and the vesting of long-term performance-based equity compensation awards are appropriate metrics that align officer performance in a manner beneficial to both stockholders and customers and do not encourage imprudent risk-taking.
Base Salary
The only guaranteed portion of executive total compensation is in the form of fixed base salaries commensurate with the performance of primary roles and responsibilities. The Committee reviews base salaries for our officers annually and determines whether or not to recommend adjustments to salaries based on performance. To assist the Committee in this review, our President & CEO provides an assessment of each officer’s performance and contribution towards the key corporate goals. Recommendations regarding base salary adjustments are provided to the Committee for each of our officers other than himself based on the competitive data and the other factors described below under “Determining Executive Compensation.”
The Committee has and continues to target fixed base salaries for each officer that are appropriate for the performance, skills, capabilities, tenure, and individual contributions in his/her position. The base salary levels are established by reference to the competitive data described below.
Consistent with established practice, the 2020 base salaries for our officers were compared to the base salaries for similar positions within the competitive data. Similarly, the total target cash compensation for our officers (taking into account annual short-term incentive compensation targets) was compared to the competitive market data for target total cash compensation. Each officer’s 2020 base salary was within the competitive range (defined as plus or minus 20% from the median compensation level, based upon available survey data) of target total cash compensation.
Each year, our officers establish a number of corporate goals and objectives that promote the long-term growth and align the interests of stockholders, customers, and employees. The objectives are communicated internally and monitored quarterly. Changes in base salary levels for our President & CEO and other NEOs are generally based on progress against certain of these key corporate goals and individual officer performance. For 2020, the following corporate goals were used to evaluate 2020 compensation based on performance for our current President & CEO and NEOs:
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   43

Corporate Goals	Achievement
Group Operations: Achieve planned operating results as defined in the 2020 Corporate Goals and Objectives
►
Operated within the approved 2020 budget

►
Continued enhancement of the Group’s safety organization and programs making safety a top priority

►
Developed and deployed a program that met the requirements of the California Consumer Privacy Act (CCPA), Telephone Consumer Protection Act (TCPA), and Senate Bill 998

►
Achieved the highest compliance control status for the Defense Federal Acquisition Regulations Supplement (DFARS) audit and engaged a qualified, third-party company to perform an annual network penetration test for the corporate and SCADA networks

►
Completed a materiality assessment to determine and prioritized the highest priority ESG topics for Group and its stakeholders and produced Group’s first ESG report

►
Completed the purchase of Rainier View Water Company to acquire its water system assets and provide water utility service to its 18,000-plus service connections

Stockholder Value: Achieve budgeted earnings per share of $1.63, earn authorized return on equity on invested capital of 9.20%, and company-funded capital expenditures of $275 million
►
Earnings per share of  $1.97, representing a return on equity (as determined in accordance with GAAP) of 11.38% as reported in item 7 of the Group’s Form 10-K for the year ended December 31, 2020 as filed with the SEC

►
The Group’s 2020 achieved capital expenditures was $298.7 million, inclusive of company-funded capital expenditures of  $294 million, as reported in item 7 of the Group’s Form 10-K for the year ended December 31, 2020 as filed with the SEC (excluding developer funded expenditures of  $18.9 million and including an increase in accounts payable accrual of  $14.2 million for capital project spend)

Regulatory Goal: Conclude the 2018 Cal Water GRC
►
The California Public Utilities Commission (CPUC) issued a decision in our 2018 Infrastructure Investment Filing (GRC) authorizing Cal Water to invest $828 million in new capital through 2021 and to keep its decoupling balancing accounts through 2022

►
The CPUC approved Cal Water’s request for an additional $700 million of authorization for debt and equity financing to fund its capital improvement program which is expected to fund these improvements through 2025

►
The Hawaii Public Utilities Commission (HPUC) approved Hawaii Water Service Company’s (Hawaii Water) application for the purchase of the Membership Interests of Kalaeloa Water Company, LLC. Hawaii Water took control of the water system on November 2, 2020

Customer Service and Water Quality:
Complete key strategic projects in the areas of customer service and water quality including:
►
Meet or exceed all customer service standards as set by the PUC

►
Meet or exceed all water quality standards in every state, every day, with no primary or secondary water quality violations in 2020

►
Meet or exceed all wastewater discharge standards in every system, every day, in 2020

►
Met requirements of America’s Water Infrastructure Act (AWIA) of 2018, including submittal deadlines for risk and resilience assessments for priority 1 and 2 systems and emergency response plans for priority 1 systems

►
Exceeded nine CPUC standards which encompass key measurements for telephone responsiveness, service responsiveness, billing accuracy, and general levels of customer complaints (the nine CPUC customer service standards are found in the CPUC’s General Order 103-A)

►
Met all state and federal primary and secondary water quality standards in all water systems operated by Group during the pandemic

►
Maintained an excellent environmental standards record throughout 2020

44   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

Corporate Goals	Achievement
Employee Retention and Development: Implement key strategic projects in the area of employee retention and development
►
Implemented Workday human capital and payroll management application

►
Implemented a preventable vehicle accident reduction program including the rollout of our hand-on heavy equipment driving course

►
Recognized with a Silver Stevie Award in the category of Most Valuable Employer for COVID-19 response by the Stevie Awards for Great Employers

►
Named a “Top 100 Workplace” in the San Francisco Bay Area for the ninth consecutive year by the Bay Area News Group

►
Named a “Top Workplace” by Top Workplaces, LLC for the first time

►
Received recertification as a Great Place to Work® by the Great Place to Work® Institute for the fifth consecutive year

Once the Committee assesses the business results for each long-term goal as described above, the Committee then reviews and discusses the overall performance of each officer and the competitive data provided by the independent consultant retained by the Committee. Once reviewed and agreed upon, the Committee recommends to the Board the base salaries for our officers (including the President & CEO).
Any increase to salaries is intended to compensate NEOs for inflationary changes, job performance and overall leadership while being within the “competitive range” of the market data for target total cash compensation for similar positions (“competitive range” is described in more detail above and below) when taking into account the short-term incentive compensation described below.
Performance-Based Short-Term Incentive (STI) Compensation
As strategic goals are long-term in nature, we maintain an annual performance-based short-term incentive compensation program for officers designed to align annual performance and achievement with the long-term strategic goals of the Group. The performance-based short-term incentive compensation is fully at risk with payout dependent upon achievement of certain performance objectives over a one-year performance period.
The Committee considered a number of factors when establishing the 2020 performance metrics including our long-term strategic plan, historical performance, the regulatory environments it operates in, feedback from our independent compensation consultant, stockholder feedback, and management discussions. The performance metrics are intended to foster and enhance cross-functional integration, customer relationships, continuous improvement, and team accountability while focusing on key corporate goals and initiatives. Targets for each of the performance metrics were designed to be challenging but achievable given strong management performance.
For 2020, the Committee granted the opportunity for our officers (other than our President & CEO) to receive short-term performance incentive awards with a target payout equal to 30% of base salary with an actual payout range of 0% to 200% of target, based on performance. For our President & CEO, the Committee granted the opportunity to receive a short-term performance-based incentive award in 2020 with a target payout equal to 100% of base salary, with an actual payout range of 0% to 200% of target, based on performance.
Payment of the short-term performance incentive awards is typically made in March, following the Group’s receipt of audited financial statements and the subsequent certification of the Group’s performance by the Committee. See below for additional information regarding the performance goals and resulting payouts under the annual short-term incentive program for 2020.
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   45

The following section provides a more detailed look at each performance metric, along with the maximum, target, and threshold levels for each and the benefits derived by our customers:
►
Water Quality:   This metric evaluates performance based on number of procedural violations and violations of primary and secondary drinking water standards. The CPUC has authority to set drinking water standards for Cal Water. It has adopted the California State Water Resources Control Board, Division of Drinking Water (DDW) standards, which also incorporate U.S. Environmental Protection Agency (EPA) drinking water standards. Similarly, the Group’s subsidiaries in Washington, Hawaii, and New Mexico are regulated by the EPA and their respective state health regulators. We have continued to include all state operations in the performance metric for primary water quality. The secondary and procedural water quality metrics measure activity in the California subsidiary only, but in the future, secondary and procedural water quality metrics could include other states’ compliance.

►
A primary drinking water standard violation is related to public health, either acute or long-term

►
A secondary drinking water standard violation is related to taste or aesthetics, such as excessive iron and manganese, and can generate customer complaints

►
A procedural violation is a missed sample or other non-compliance item that is not a violation of a primary or secondary standard

We make it a priority to meet all water quality standards, every day, in every service area. For this reason, the target performance level was set for no primary water standard violations, two or fewer secondary water standard violations, and no more than four procedural violations.
Performance Level*	Primary Water Standards Violations (all states)	Secondary Water Standards Violations (California only)	Procedural Violations (California only)	Goal Achieved
Maximum	0	0	0	200%
Target	0	2 or fewer	Up to 4	100%
Threshold	1 or fewer	4 or fewer	Up to 8	50%

*
An additional tier applies between the target and maximum level.

►
Customer Service:   A combination of CPUC standards and three internal performance indicators for all California districts, Hawaii, New Mexico, and Washington which encompass key measurements for telephone responsiveness, service responsiveness, billing accuracy and timeliness, and general levels of customer complaints comprises this metric. CPUC customer service standards are found in the CPUC’s General Order 103-A.

An additional target was initially included in the performance metric, to decrease shut off for non-payment activities by 1% each year starting in 2020. Due to the coronavirus pandemic, the state prohibited shut-offs and we eliminated that target because it was no longer achievable and outside of management’s control.

The Customer Service metric is evaluated each quarter for 10 measurements in 20 California service areas, Hawaii, New Mexico, and Washington for an annual target of 863 – 848 and a maximum annual metric measurement of 920.
Performance Level*	Criteria	Goal Achieved
Maximum	99.1% of maximum annual metric	200%
Target	92.1.% of maximum annual metric	100%
Threshold	90.0% of maximum annual metric	50%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

46   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

►
Utility Plant Investment:   The annual Board-approved capital expenditures budget is the target for this metric. Investment in utility plant, property, and equipment is a driver of stockholder return and a key component of providing reliable, high-quality water service to customers. This metric is updated each year to reflect the annual approved capital program and budget for the Group and its subsidiaries and is tied to regulatory approvals. For 2020, the annual Board-approved capital expenditure budget and target performance level was set at $275 million.

Performance Level*	2020 (In Millions)	Goal Achieved
Maximum	$325	200%
Target	$275	100%
Threshold	$245	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

►
Earnings per Share (EPS):   This metric measures the annual budget-to-actual performance of the Company. Specifically, this measure compares the actual diluted earnings per share to the forecasted diluted earnings per share for the calendar year. The forecasted diluted earnings per share is adopted during the budget process by the Board of Directors each year at its January meeting. By adhering to budgets, management is able to demonstrate to the Board, stockholders and customers that the Company is effective at managing controllable costs and has the ability to efficiently execute its business plan.

Performance Level*	EPS Variance from Budget	Goal Achieved
Maximum	Over 10%	200%
Target	−2.5% to 2.5%	100%
Threshold	−7.6% to −10%	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

►
Emergency Preparedness and Safety:   This metric is measured annually and is comprised of five safety program components. These five components include Community Emergency Operations Center (EOC) training, full attendance at Cal Water mandated safety training for all employees (minimum of five training topics annually), Total Case Incident Rate (TCIR) which represents the average number of work-related injuries incurred by 100 workers during a one-year period as measured against California companies, the number of preventable vehicle accidents, and the number of unannounced site safety audit and immediate onsite reviews. The five safety components are weighted as follows:

►
EOC Training measure – 20%

►
Training attendance rate measure – 20%

►
TCIR measure – 20%

►
Preventable vehicle accident measure – 20%

►
Unannounced site safety audit and immediate onsite review – 20%

CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   47

Focused on improving the management of these safety programs, our officers have set this metric to improve performance from current conditions towards industry averages, where applicable, and performance expectations.
Performance Level*	Community EOC Training Performance Target	Goal Achieved
Maximum	Conduct 12 community EOC trainings	200%
Target	Conduct 10 community EOC trainings	100%
Threshold	Conduct eight community EOC trainings	25%

*
An additional tier applies between the target and maximum level.

Performance Level*	Training Rate Measure Performance Target	Goal Achieved
Maximum	100% of applicable employees	200%
Target	85% of applicable employees	100%
Threshold	70% of applicable employees	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

Performance Level*	TCIR Measure Performance Target	Numeric Equivalent	Goal Achieved
Maximum	25% improvement over 2019 achieved results	2.78	200%
Target	5% improvement over 2019 results	3.52	100%
Threshold	90% of 2019 achieved results	4.07	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

Performance Level*	Preventable Vehicle Accident Measure Performance Target	Numeric Equivalent	Goal Achieved
Maximum	20% improvement over 2019 achieved results	34	200%
Target	Maintain 2019 achieved results	42	100%
Threshold	85% of 2019 achieved results	48	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

Performance Level*	Unannounced Site Safety Audits and Immediate Onsite Review Measure Performance Target	Goal Achieved
Maximum	144 audits	200%
Target	72 audits	100%
Threshold	18 audits	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

48   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

Summary of Short-Term Performance Goal Achievements for 2020
The following charts set forth the performance goals used for short-term incentive-based compensation for 2020, and the achievement of each metric as certified by the committee for 2020.
Performance Metric	Minimum Threshold Performance	Target Performance	Maximum Performance	Achieved Results
Water Quality	Up to one primary (all states), up to four secondary (California only), up to eight procedural violations (California only)	No primary (all states), up to two secondary (California only), up to four procedural violations (California only)	No primary (all states), no secondary (California only), no procedural violations (California only)	200% – No primary, no secondary, or procedural violations
Customer Service	90.0% of the maximum annual metric	92.1% of the maximum annual metric	99.1% of the maximum annual metric	175% – Achieved 98.7% of the maximum annual metric
Utility Plant	$245 million in company-funded capital expenditures	$275 million in company-funded capital expenditures	$325 million in company-funded capital expenditures	150% – $298.7 million in capital expenditures, of which $294 million was company-funded
Earnings per Share (EPS)	Negative 10% EPS variance from budget	+/- 2.5% EPS variance from budget	Positive10% EPS variance from budget	200% – Positive 21% EPS variance from budget
Safety
►
Conduct eight community EOC trainings,

►
70% of applicable employees trained

►
90% of 2019 achieved TCIR results

►
85% of 2019 preventable vehicle accident achieved results

►
18 unannounced site safety audits and immediate onsite reviews

►
Conduct 10 community EOC trainings,

►
85% of applicable employees trained

►
5% improvement over 2019 achieved TCIR results,

►
Maintain 2019 preventable vehicle accident achieved results,

►
72 unannounced site safety audits and immediate onsite reviews

►
Conduct 12 community EOC trainings

►
100% of applicable employees trained

►
25% improvement over 2019 achieved TCIR results

►
20% improvement over 2019 preventable vehicle accident achieved results

►
144 unannounced site safety audits and immediate onsite reviews

►
150%

►
Conducted eight community EOC trainings

►
96% of applicable employees trained

►
11% improvement over 2019 TCIR results,

►
19% improvement over 2019 preventable vehicle accident achieved results

►
188 unannounced site safety audits and immediate onsite reviews

CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   49

(1)
Company-funded capital expenditures were $294 million. The Group’s 2020 achieved capital expenditures was $298.7 million as reported in item 7 of the Group’s Form 10 K for the year ended December 31, 2020 as filed with the SEC. Excluding developer funded expenditures of  $18.9 million and including an increase in accounts payable accrual of  $14.2 million for capital project spend, the Group spent $294 million on company-funded capital expenditures for the 2020 performance period.

The table below summarizes the total performance-based short-term incentive compensation earned by our officers for the fiscal year ended December 31, 2020.
Name	2020 Short-Term Incentive Award ($)(1)
Martin A. Kropelnicki	$1,787,704
Thomas F. Smegal	249,795
Paul G. Townsley	220,238
Robert J. Kuta	189,000
Lynne P. McGhee	181,388

(1)
The short-term incentive compensation is paid out annually following certification of the prior year’s results by the Committee.

2020 Long-term Performance and Time-Based Equity Compensation
The purpose of our long-term equity incentive compensation is to better align executive compensation with the interests of both stockholders and customers, to create incentives for officer recruiting and retention, to encourage long-term performance by our officers, and to promote stock ownership. Risk is taken into account in determining the aggregate amount of incentive compensation and performance criteria, including assessment of risk management and risk mitigation.
As with target short-term incentive compensation, the Committee reviewed the competitive range of long-term equity compensation and total direct compensation for similar positions within the competitive market in making decisions regarding long-term equity compensation awards for 2020. However, the Committee also believes that, in the interest of strengthening and rewarding teamwork and collaboration within the officer team, the annual equity incentive awards granted to each of our officers (other than our President & CEO) should be based on the same objectives and methodology. The Committee recommended awarding our President & CEO a greater value of equity awards in 2020 than our other officers because of his substantially greater level of responsibility and ability to influence Group’s operational results.
50   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

Based on the methodology described above, for 2020, the Committee set the total value for the equity compensation awards at $920,000 for our President & CEO, $160,000 for the Group’s vice presidents, and $95,000 for all other officers, assuming a target level of performance. All equity awards for officers were granted 47% (40% for our President & CEO) in the form of time-based RSAs vesting over three years and 53% (60% for our President & CEO) in the form of performance-based RSUs with a three-year performance period and the opportunity to earn up to 200% of the target performance-based RSU award based on achievement with respect to Committee-approved objectives.
The performance-based RSUs awarded to our officers provide for a three-year performance period with vesting based solely upon the achievement of objective performance criteria. For the performance metrics applicable to the 2020 performance-based RSUs, the Committee approved a three-year performance metric and will certify the level of achievement at the end of the three-year performance period. The number of shares awarded at the end of the three-year performance period is based on the extent the performance criteria is met over such time and subject to the officer’s continued employment through such date. The following section provides a more detailed look at each revised performance metric, along with the maximum, target, and threshold levels for each and the benefits derived by our customers:
►
Return on Equity:   This metric measures return on equity (ROE) as shown in the public financial statements of California Water Service Group. It is defined as net income divided by average common stockholders’ equity for the three-year performance period. The final three-year achievement will be certified at the end of the three-year performance period. Stockholders expect the Company to earn its authorized return on equity for its regulated business. For this reason, the metric uses the authorized ROE as the target for 100% performance achievement. The rationale for tiers above and below the authorized ROE is to account for regulatory mechanisms and lag.

Performance Level*	Annual Return on Common Stockholders’ Equity	Goal Achieved
Maximum	Target plus 50 basis points	200%
Target	California authorized ROE	100%
Threshold	Target minus 200 basis points	20%

*
An additional tier applies between the target and maximum level.

►
Growth in Stockholders’ Equity:   This metric measures growth in stockholders’ equity by the accumulation of two factors over the performance period, growth in total stockholders’ equity and actual dividends paid in the calendar year. These growth values can be objectively validated using the Company’s audited annual financial statements. The metric, in a stock-price neutral way, measures the growth in stockholders’ equity created by the Company over the performance period. Investors in water utilities are interested in value creation along with dividend growth.

Performance Level*	Accumulation of Stockholder Value Over the Performance Period	Goal Achieved
Maximum	$450 million	200%
Target	$350 million	100%
Threshold	$275 million	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   51

►
Environmental Leadership: An increasing number of investors and other stakeholders prioritize the Company’s Environmental, Social, and Governance (ESG) reporting and performance. Management has adopted corporate objectives in 2020 to improve reporting, study climate change impacts to water supply, and manage supply and conservation holistically. Improving ESG disclosures will be a multi-year effort.

Performance Level*	Performance Target	Goal Achieved
Maximum	Annual framework-compliant reporting of material ESG data, completion of water supply risk assessment from climate change and signing agreements or beginning construction on with three water supply diversification projects by 2022	200%
Target	Annual framework-compliant reporting of material ESG data, completion of water supply risk assessment from climate change	100%
Threshold	Annual framework-compliant reporting of material ESG data	50%

*
An additional tier applies between the target and maximum level.

2018 Performance-Based Equity Compensation Achievement
In 2018, we granted performance-based equity in the form of RSUs to our officers for the three-year performance period ending on December 31, 2020. The component weighting is 20% for each of the five performance metric. The payouts are summarized below:
Performance Metric	Annual Threshold Performance	Annual Target Performance	Annual Maximum Performance
Water Quality	Up to one primary, up to four secondary, up to eight procedural violations	No primary, up to two secondary, up to four procedural violations	No primary, no secondary, no procedural violations
Customer Service	92.5% of maximum annual metric	95.5% of maximum annual metric	99.5% of maximum annual metric
Utility Plant	$195 million in 2018, $240 million in 2019, $245 in million in 2020	$210 million in 2018, $255 million in 2019, $275 million in 2020	$230 million in 2018, $275 million in 2019, $325 million in 2020
Return on Equity	7.20% in 2018, 2019 and 2020	CPUC authorized ROE: 9.20% in 2018, 2019, and 2020	9.70% in 2018, 2019, and 2020
Safety	10% improvement in TCIR, in preventable accidents measures over 2017 results, and 65% applicable employees trained	25% improvement in TCIR, in preventable accidents measures over 2017 results, and 80% of applicable employees trained	40% improvement in TCIR, in preventable accidents measures over 2017 results, and 100% of applicable employees trained
52   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

Certified results for each perspective year of the three year performance are as follows:
The table below summarizes the total performance-based equity compensation earned by our officers for the three-year performance period ended December 31, 2020.
Name	2018 Performance Stock Earned ($)(1)
Martin A. Kropelnicki	$579,065
Thomas F. Smegal	151,095
Paul G. Townsley	151,095
Robert J. Kuta	151,095
Lynne P. McGhee	151,095

(1)
The shares for the 2018 performance stock award, which is comprised of the years 2018, 2019, and 2020, were awarded following the end of the three-year performance period on March 5, 2021.

2021 Performance Based Compensation
There was no increase to the target value of the performance-based equity compensation awards for 2021 under the annual long-term incentive program or to the short-term incentive-based compensation awards.
For the CEO, the equity awards vest over three years respectively, with 60% subject to the achievement of long-term performance-based metrics and 40% subject to time-based vesting and continued employment. For all other officers, the equity awards vest over three years respectively, with 53% subject to the achievement of long-term performance-based metrics and 47% subject to time-based vesting and continued employment.
On March 2, 2021, the following awards were granted for the 2021 through 2023 performance period:
►
President & CEO – 6,428 shares of RSAs and 9,642 RSUs

►
Group’s Vice Presidents – 1,311 shares of RSAs and 1,485 RSUs

►
Other officers – 787 shares of RSAs and 874 RSUs

All RSUs are subject to performance-based vesting.
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   53

The following charts illustrate target variable incentive pay as a percentage of compensation for 2020 and 2021:
5   Other Compensation Programs
Basic and Supplemental Pension Plan Benefits (SERP)
In addition to the tax qualified defined benefit plan that covers all permanent employees, supplemental retirement benefits are provided to our officers under the SERP. The SERP is designed primarily to compensate for limitations imposed by the Internal Revenue Code (Code) on allocations and benefits that may be paid to officers under the Group’s tax qualified plan. Because the Code restricts benefits under the tax qualified plan, our officers otherwise would not be eligible to receive the retirement benefits that are proportional to the benefits received by our employees. The benefits under the SERP are obtained by applying similar benefit provisions of the Pension Plan to all compensation included under the Pension Plan, without regard to these limits, reduced by benefits actually accrued under the Pension Plan. The SERP is structured as such that benefits are paid to our officers on a “pay as you go” basis. The SERP is an unfunded, unsecured obligation of the Group and is designed to assist in attracting and retaining key officers while providing a competitive, total compensation program. The annual expenses of the pension and SERP have allowable costs recovered in rates through the regulatory process in California and other states. We believe that pension benefits are an important recruitment and retention tool for our employees and is consistent with practice among most of our peers.
No pension benefits will be paid to any participant until after retirement. Any pension amounts listed in this Proxy Statement are the year-over-year, non-cash, changes in the actuarial present value of the accrued pension liability and do not represent actual cash compensation paid. During 2020, the SERP was amended, increasing the plan’s unreduced retirement age from 60 to 65.
Deferred Compensation Plan
The Group maintains a deferred compensation plan for its directors, officers, and eligible employees. The plan is intended to promote retention by providing eligible employees, including the officers, with a long-term savings opportunity on an income tax-deferred basis. This plan is voluntary and funded by the individuals who elect to participate in the program. There are no company or company-matching contributions.
401(k) Plan
All employees satisfying the eligibility requirements are entitled to participate in our 401(k) plan and receive matching contributions from the Group. Pursuant to the plan, all employees, including officers, are entitled to contribute up to the statutory limit set by the Internal Revenue Service (IRS) and the Group matches 75% for each dollar contributed up to eight percent for a maximum company-matching contribution of six percent of employee’s eligible earnings.
54   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

Limited Perquisites and Other NEO Benefits
As part of the Group’s automobile policy, officers have the use of a company-owned vehicle, including excess liability insurance. The Committee believes the use of a company-owned vehicle allows our officers to work more efficiently because many of the geographic areas served by the Group are most effectively reached by automobile as opposed to other forms of transportation, such as air travel. Any personal mileage incurred by our officers is taxed as additional compensation in accordance with IRS regulations and paid for by the officers. The Group offers its officers a supplemental medical plan providing proactive health protection services including executive physicals and emergency travel assistance. Additionally, the Group also has a relocation program assisting employees required to move on behalf of the Group to remain as productive as possible during the relocation transition. Employees who receive relocation assistance are required to sign a repayment agreement. Other than these benefits, the Committee’s general philosophy is not to provide perquisites and other personal benefits of substantial value to the officers.
6   Executive Compensation Policies and Practices
CEO Pay Overview
Martin A. Kropelnicki, our CEO since September 1, 2013, made significant contributions managing our 2020 performance. Based on our annual performance objectives for 2020, the Committee granted Mr. Kropelnicki an equity incentive award of  $920,000 for 2020, consisting of  $368,000 in the form of time-based RSAs vesting over three years, and $552,000 in the form of performance-based RSUs with a three-year performance period. Mr. Kropelnicki also has the opportunity to earn up to 200% of the target performance-based RSU award based on achievement with respect to Committee approved objectives.
With a 2020 base salary of  $1,021,545 and $1,787,704 annual performance-based short-term incentive compensation (representing a payout of 175% of target and reflecting superior performance during the year as described in more detail below), Mr. Kropelnicki’s total direct compensation was $3,777,821 (comprised of salary, annual performance-based short-term incentive compensation bonus, long-term performance-based restricted stock units, and time-based restricted stock awards).
Mr. Kropelnicki is a participant in the tax-qualified defined benefit plan that covers all permanent employees as well as the non-qualified supplemental retirement benefit plan provided to our officers under the SERP. The primary difference between Mr. Kropelnicki’s total direct compensation and the amount reported in the 2020 Summary Compensation Table later in this Proxy Statement is the decrease in the actuarial estimate of his future potential pension benefits. The change in pension value represents the present value of future retirement benefits and does not represent any cash payment to or from Mr. Kropelnicki.
Changes in pension value historically have been impacted significantly by a completely external factor unrelated to Mr. Kropelnicki’s compensation. The discount rate, used to value the pension benefits use for financial statement reporting purposes, is itself driven in large part by the overall interest rate environment and can cause substantial volatility in the change in pension value. For example, over the last 10 years, Mr. Kropelnicki’s change in pension value has ranged from less than $100,000 (in 2013) to more than $10 million (in 2019) to $0 (in 2020).
No pension benefit will be paid to Mr. Kropelnicki until after his retirement from the Group. Changes in actuarial assumptions for the pension costs are included in customer rates through a rate recovery mechanism. The net present value of the pension benefit ultimately received by Mr. Kropelnicki will change based on a number of factors including changes in interest rates, changes in mortality tables, Mr. Kropelnicki’s current age, years of service, and age at retirement.
Stock Ownership Requirements
Officers and members of our Board are required to own shares of Group’s stock to further align their interests with those of our stockholders. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   55

officers. Each non-employee director and officer must directly own Group stock having a market or intrinsic value (i.e., paper gain for vested, unexercised stock options), whichever is higher, equal to:
Title	Equity
President & CEO	3X annual base salary
Group Vice Presidents	1.5X annual base salary
Other Officers	1X annual base salary
Non-Employee Directors	5X annual base retainer
Officers must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved. Non-employee directors are required to achieve the relevant ownership threshold within five years following adoption of the requirements or five years after commencing service, whichever is later. For officers, the Committee reviews compliance with these requirements annually. The Nominating/Corporate Governance Committee reviews compliance with these requirements for non-employee directors annually.
Transactions Involving Stock – Anti-hedging and No Pledging Policy
The Board adopted an insider trading policy in 2012 which prohibits our directors and officers from engaging in hedging transactions (such as swaps, puts and calls, collars, and similar financial instruments) that would eliminate or limit the risks and rewards of share ownership. In addition, our directors and officers may not at any time engage in any short selling, buy or sell options, puts or calls, whether exchange-traded or otherwise, or engage in any other transaction in derivative securities that reflects speculation about the price of our stock or that may place their financial interests ahead of the financial interests of the Group.
Executive Compensation Recovery – Our Clawback Policy
The Board also adopted an executive compensation recovery, or “clawback,” policy in 2012 which requires the reimbursement of excess incentive-based compensation provided to our officers in the event of certain restatements of the Group’s financial statements. The policy allows the Group to claw back incentive-based compensation from officers who were actually involved in the fraud or misconduct that triggered the accounting restatement to the extent the compensation was in excess of what would have been paid under the accounting restatement. This policy is applicable to all incentive-based compensation paid after implementation of the policy, and it covers the three-year period preceding the date on which the Group is required to prepare the accounting restatement.
Tax and Section 162(m) Implications
Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a company can deduct in any one year for certain “covered employees,” which term includes all of our named executive officers. While we consider the deductibility of awards as one factor in determining officer compensation, we also look at other factors in making decisions and we retain the flexibility to award compensation that we determine to be consistent with the goals of our officer compensation program even if the awards are not deductible by us for tax purposes.
56   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

Summary Compensation Table
The table below summarizes the total compensation paid or earned by our President & CEO, CFO, and the three most highly compensated officer of the Group for the fiscal years ended December 31, 2020, 2019, and 2018.
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($)(1) (e)	Non-equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(3)(4) (h)	All Other Compensation ($)(5) (i)	Total ($) (j)	Total Excluding Change in Pension Value and Non-qualified Deferred Compensation Earnings(6)
Martin A. Kropelnicki President & CEO	2020	$1,059,246	$880,653	$1,787,704	$0	$49,253	$3,776,856	$3,776,856
	2019	985,775	590,006	1,347,255	10,339,051	43,358	13,305,445	2,966,394
	2018	946,716	551,478	1,245,400	3,114,609	45,120	5,913,608	2,798,999
Thomas F. Smegal III Vice President, Chief Financial Officer	2020	$493,256	$153,202	$249,795	$0	$40,218	$936,471	$936,471
	2019	456,860	153,946	187,346	2,103,003	50,445	2,951,600	848,597
	2018	428,053	143,884	143,650	56,669	48,519	844,410	787,741
Paul G. Townsley Vice President, Rates & Regulatory Matters	2020	$434,981	$153,202	$220,238	$295,871	$37,096	$1,141,388	$845,517
	2019	404,425	153,946	165,848	974,213	37,997	1,736,429	762,216
	2018	386,163	143,884	127,075	368,199	38,495	1,068,052	699,853
Robert J. Kuta Vice President, Engineering	2020	$373,276	$153,202	$189,000	$53,125	$41,425	$810,028	$756,903
	2019	346,934	153,946	142,301	774,941	46,208	1,464,331	689,390
	2018	324,856	143,884	108,550	290,457	46,237	923,537	633,080
Lynne P. McGhee Vice President, General Counsel	2020	$357,598	$153,202	$181,388	$0	$26,126	$718,314	$718,314
	2019	319,036	153,946	130,835	1,510,569	28,625	2,143,011	632,442
	2018	306,967	143,884	98,800	206,348	30,547	792,721	586,373

(1)
Amounts reflect the full grant date fair value of RSAs and performance-based RSUs granted in the years shown, calculated in accordance with FASB Accounting Standards Codification (ASC) Topic 718, disregarding estimates for forfeitures and assuming target performance. Assumptions used in the calculation of these amounts are included in footnote 13 of Group’s annual report on Form 10-K filed with the SEC on February 25, 2021.

For time-based restricted RSAs and performance-based RSUs, the grant date fair value was determined using the closing share price of the Company’s common stock on the date of grant. The RSUs reported were calculated assuming 100% achievement of target of the respective pre-established performance metrics. The amounts reported are as follows:
	RSA Grant Date Fair Value	RSU Grant Date Fair Value at Target Achievement	RSU Grant Date Fair Value at Maximum Achievement
Mr. Kropelnicki	$352,261	$528,392	$1,056,784
Mr. Smegal	$71,820	$81,382	$162,764
Mr. Townsley	$71,820	$81,382	$162,764
Mr. Kuta	$71,820	$81,382	$162,764
Ms. McGhee	$71,820	$81,382	$162,764

(2)
Amounts in this column reflect the amount paid to each officer pursuant to the performance-based short-term incentive compensation program for the applicable year.

(3)
Amounts in this column are the year-over-year, non-cash, changes in the actuarial present value of the accrued pension liability and do not represent actual cash compensation paid to any of the Named Executive Officers. Pension values are included in customer rates through a rate recovery mechanism and may fluctuate significantly from year-to-year depending on a number of factors including changes in the discount rate and other assumptions, changes in compensation, years of service, and vesting. Other than assuming retirement at the unreduced retirement age, all assumptions are consistent with those used in the Group’s financial statements and include amounts which the officers may not be entitled to receive due to vesting requirements consistent with the plans. In 2020, the Company amended the SERP, increasing the plan’s unreduced retirement age from 60 to 65; previously unreduced benefits were available at age 60. This plan change more than offset the present value of benefits earned during the year; the net effect of assumption changes was less significant in 2020 than these other changes. For further information, see the “CEO Pay Overview,” “Basic and Supplemental Pension Plan Benefits,” “Pension Benefits for Fiscal Year Ended 2020” sections of this Proxy Statement. Earnings on the non-qualified deferred compensation plan are noted on the Non-qualified Deferred Compensation Table for those officers participating in the plan. Earnings have been excluded from this table since earnings were not at above market or at preferential rates.

(4)
Amounts for 2020 for each of Messrs. Kropelnicki and Smegal III and Ms. McGhee are presented in the table as $0 in accordance with SEC rules because such amounts consist of the negative change in present value during 2020 due to increasing the supplemental executive retirement plan’s unreduced retirement age from 60 to 65 and changes in the underlying assumptions including discount rates, inflation, and mortality. The negative change in present value for 2020 are as follows: Mr. Martin A. Kropelnicki, $(2,979,848); Mr. Thomas F. Smegal III, $(1,218,578); and Ms. Lynne P. McGhee, $(718,203).

(5)
All other compensation for 2020 is comprised of 401(k) matching contributions made by the Group on behalf of the officer, the personal use of company-provided vehicles and associated insurance, supplemental medical reimbursement plan, and relocation benefits. The value of the 401(k) matching contributions made by the Group on behalf of the named executives was $17,100 for all five listed executives. The reported value attributable to personal use of company-provided cars are as follows: Mr. Kropelnicki, $13,027; Mr. Smegal, $3,992; Mr. Townsley, $870; Mr. Kuta, $5,199; and Ms. McGhee, $2,942. The recorded cost for the supplemental medical plan was $17,880 for all named executive officers, except Ms. McGhee who was $6,084.

(6)
To show how year-over-year changes in pension value impact total compensation, as determined under SEC rules, we have included this column to show total compensation without pension value changes. The amounts reported in this column differ substantially from, and are not a substitute for, the amounts reported in the “Total” column.

CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   57

Grants of Plan-Based Awards for Fiscal Year Ended 2020
The table below sets forth certain information with respect to awards granted during the fiscal year ended December 31, 2020, to each of our NEOs.
		Estimated Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock and Options Awards ($) (l)
Name (a)	Grant Date (b)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Martin A. Kropelnicki(3)	3/3/2020	$0	$1,021,545	$2,043,090	0	10,278	20,556	6,852	$880,653
Thomas F. Smegal III(3)	3/3/2020	0	137,340	274,680	0	1,583	3,166	1,397	153,202
Paul G. Townsley(3)	3/3/2020	0	125,850	251,700	0	1,583	3,166	1,397	153,202
Robert J. Kuta(3)	3/3/2020	0	108,000	216,000	0	1,583	3,166	1,397	153,202
Lynne P. McGhee(3)	3/3/2020	0	103,660	207,300	0	1,583	3,166	1,397	153,202

(1)
The threshold, target, and maximum values reported are for the performance-based short-term incentive compensation program.

(2)
The threshold, target, and maximum units reported are for the full RSU award for the 2020 2022 performance period.

(3)
The RSAs granted to the officers on March 3, 2020, pursuant to the Incentive Plan vest over three years, with one-third of the RSAs vesting on the first anniversary of the grant date and the remaining RSAs vesting in equal quarterly installments thereafter. The performance-based RSUs reported reflect the grant date fair value of the 2020 portion of the award as performance goals are set for each year of the performance period.

Outstanding Equity Awards at Fiscal Year Ended 2020
	Stock Awards		Equity Incentive Plan Awards
Name (a)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1) (h)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Martin A. Kropelnicki	625(2)	33,769	7,489(2)	404,631
	2,328(3)	125,782	5,584(3)	301,704
	6,852(4)	370,214	10,278(4)	555,320
Thomas F. Smegal III	163(2)	8,807	1,954(2)	105,575
	6083)	32,850	1,457(3)	78,722
	1,397(4)	75,480	1,583(4)	85,529
Paul G. Townsley	163(2)	8,807	1,954(2)	105,575
	608(3)	32,850	1,457(3)	78,722
	1,397(4)	75,480	1,583(4)	85,529
Robert J. Kuta	163(2)	8,807	1,954(2)	105,575
	608(3)	32,850	1,457(3)	78,722
	1,397(4)	75,480	1,583(4)	85,529
Lynne P. McGhee	168(2)	8,807	1,954(2)	105,575
	608(3)	32,850	1,457(3)	78,722
	1,397(4)	75,480	1,583(4)	85,529

(1)
The market value of the stock awards represents the product of the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2020, which was $54.03, and the number of shares underlying each such award.

(2)
Awards were granted March 6, 2018, with 33.3% vesting on March 6, 2019, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2018, 2019, and 2020 and vest on March 6, 2021.

(3)
Awards were granted on March 5, 2019, with 33.3% vesting on March 5, 2020, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2019, 2020, and 2021 and vest on March 5, 2022.

(4)
Awards were granted on March 3, 2020, with 33.3% vesting on March 3, 2021, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2020, 2021, and 2022 and vest on March 3, 2023.

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Option Exercises and Stock Vested for Fiscal Year Ended 2020
	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Martin A. Kropelnicki	—	—	18,171	886,593
Thomas F. Smegal III	—	—	4,741	231,321
Paul G. Townsley	—	—	4,741	231,321
Robert J. Kuta	—	—	4,741	231,321
Lynne P. McGhee	—	—	4,741	231,321
Pension Benefits for Fiscal Year Ended 2020
The table below shows the present value of accumulated benefits payable to each NEO, including the number of years of service credited to each officer under the California Water Service Pension Plan (“Pension Plan”) and the SERP, each of which is described elsewhere in this Proxy Statement.
Name (a)	Plan Name (b)	Number of Years Credited Service (#)(1) (c)	Present Value of Accumulated Benefit ($)(2) (d)
Martin A. Kropelnicki President & CEO	California Water Service Pension Plan	14.80	$1,346,028
	Supplemental Executive Retirement Plan	14.80	20,795,585
Thomas F. Smegal III(3) Vice President, Chief Financial Officer and Treasurer	California Water Service Pension Plan	23.67	1,806,299
	Supplemental Executive Retirement Plan	15.00	4,096,393
Paul G. Townsley Vice President, Rates and Regulatory Matters	California Water Service Pension Plan	7.83	676,659
	Supplemental Executive Retirement Plan	7.83	2,717,982
Robert J. Kuta Vice President, Engineering	California Water Service Pension Plan	5.71	574,886
	Supplemental Executive Retirement Plan	5.71	1,254,387
Lynne P. McGhee(3) Vice President, General Counsel	California Water Service Pension Plan	17.56	1,545,382
	Supplemental Executive Retirement Plan	15.00	3,044,372

(1)
Assumptions used in the calculation of the present value are included in footnote 12 of Group’s annual report on Form 10-K filed with the SEC on February 25, 2021.

(2)
Includes amounts the NEOs may not currently be entitled to receive because such amounts are not vested. Pension values may fluctuate significantly from year-to-year depending on a number of factors including changes in the discount rate, changes in mortality rates, changes in compensation, years of service, and vesting.

(3)
The maximum number of years of credited service under the SERP is 15 years. Mr. Smegal and Ms. McGhee have both attained the maximum of 15 years of credited service.

The benefits under the SERP are obtained by applying similar benefit provisions of the Pension Plan, a tax-qualified plan, to all compensation included under the Pension Plan, without regard to these limits, reduced by benefits actually accrued under the Pension Plan. Under the SERP, all eligible officers are vested after five years of service as an officer and are eligible for the full benefit after 15 years of service and at age 65. SERP participants are eligible for early retirement starting at age 55 and would receive a reduced benefit of their monthly SERP benefit upon early retirement between the ages of 55 and 65 and further adjusted if service credited is less than 15 years. Under the Pension Plan, all eligible employees, including officers, are fully vested after 35 years of service. The SERP is structured such that benefits are paid to officers on a “pay as you go” basis. None of our officers received any payments under the Pension Plan or SERP during 2020.
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   59

The combined maximum benefit payout under the SERP and Pension Plan achievable by an officer is 60% of the average, eligible compensation paid over the previous 36 months prior to retirement or three highest consecutive years, whichever is higher, excluding any equity compensation. For additional description of the SERP and Pension Plan, see “Basic and Supplemental Pension Plan Benefits (SERP)” on page 54 in this Proxy Statement.
Non-Qualified Deferred Compensation for Fiscal Year Ended 2020
Name (a)	Executive Contributions in Last FY ($)(1) (b)	Aggregate Earnings in Last FY ($)(1) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FY ($)(2) (f)
Martin A. Kropelnicki	$238,770	$402,009	$—	$2,449,046
Thomas F. Smegal III	—	—	—	—
Paul G. Townsley	40,152	42,411	—	391,628
Robert J. Kuta	—	1,539	—	14,698
Lynne P. McGhee	—	3,880	—	30,528

(1)
All of the amounts reported under “Executive Contributions in Last FY” are included in the Summary Compensation Table for 2020. None of the amounts reported under “Aggregate Earnings in Last FY” are included in the Summary Compensation Table for 2020.

(2)
The amounts reported under “Aggregate Balance at Last FY” that are included in the Summary Compensation Table in years prior to 2020 are as follows: Mr. Kropelnicki, $1,340,141; Mr. Townsley, $249,037; Mr. Kuta, $11,282, Ms. McGhee, $12,500.

The Deferred Compensation Plan provides specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development, and future business success of the Group. The Deferred Compensation Plan permits the Group’s officers and eligible employees to defer up to 50% of their base salary. In addition, officers can defer up to 100% of their short-term incentive compensation. The Group does not make any contributions to the Deferred Compensation Plan. The Deferred Compensation Plan’s investment options are similar, but not identical, to the Group’s tax-qualified 401(k) plan and are funded by a Rabbi trust created for the funding of such benefits. Benefits under the Deferred Compensation Plan are payable by the Group upon separation from service with the Group either in lump sum at separation, in monthly installments over five years following separation, or in lump sum or installments commencing five years following separation.
Severance Arrangements
None of our officers are party to an individual employment agreement. Additionally, our officers are not provided with single-trigger change-in-control benefits.
Consistent with the Group’s compensation philosophy, the Committee believes the interests of stockholders are best served if the interests of senior management are aligned with those of our stockholders. To this end, the Group provides change-in-control severance benefits to our officers under the Group’s Executive Severance Plan to reduce any reluctance of our officers to pursue or support potential change-in-control transactions that would be beneficial to our stockholders. The Group adopted the plan in 1998, and its purpose is to promote the continued employment and dedication of our officers without distraction in the face of a potential change-in-control transaction. The Group’s Executive Severance Plan is described in further detail below.
Executive Severance Plan
The Group adopted the Executive Severance Plan on December 16, 1998. The Executive Severance Plan provides that if within 24 months following a change-in-control of the Group, the officer’s employment is terminated by the Group for any reason other than good cause or by the officer for good reason, the Group will make a cash payment to the officer in an amount equal to three times the officer’s base
60   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

salary on the date of the change-in-control or on the date the officer’s employment terminates, whichever is greater. The payments would be paid in three equal annual installments commencing on the first of the month following the month in which the officer’s employment terminated and payable thereafter on the anniversary of the initial payment date. Each officer will also receive a gross-up payment if the officer is required to pay an excise tax under section 4999 of the Internal Revenue Code. This provision for a tax gross-up has been a part of the Executive Severance Plan since its inception in 1998 and has not been modified since then.
Each officer’s entitlement to the severance payment is conditioned upon execution of a release agreement. Additionally, the officer forfeits the right to receive the severance payment if he or she violates the non-solicitation and confidentiality provisions of the Executive Severance Plan.
For purposes of the Executive Severance Plan, the term “change-in-control” means the occurrence of (i) any merger or consolidation of the Group in which the Group is not the surviving organization, a majority of the capital stock of which is not owned by the stockholders of the Group immediately prior to such merger or consolidation; (ii) a transfer of all or substantially all of the assets of the Group; (iii) any other corporate reorganization in which there is a change in ownership of the outstanding shares of the Group wherein thirty percent (30%) or more of the outstanding shares of the Group are transferred to any person; (iv) the acquisition by or transfer to a person (including all affiliates or associates of such person) of beneficial ownership of capital stock of the Group if after such acquisition or transfer such person (and their affiliates or associates) is entitled to exercise thirty percent (30%) or more of the outstanding voting power of all capital stock of the Group entitled to vote in elections of directors; or (v) the election to the Board of Directors of the Group of candidates who were not recommended for election by the Board of Directors of the Group in office immediately prior to the election, if such candidates constitute a majority of those elected in that particular election.
For purposes of the Executive Severance Plan, “good cause” exists if  (i) the applicable officer engages in acts or omissions that result in substantial harm to the business or property of the Group and that constitute dishonesty, intentional breach of fiduciary obligation, or intentional wrongdoing; or (ii) the applicable officer is convicted of a criminal violation involving fraud or dishonesty.
For purposes of the Executive Severance Plan, “good reason” exists if, without the applicable officer’s consent, (i) there is a significant change in the nature or the scope of the applicable officer’s authority or in his or her overall working environment; (ii) the applicable officer is assigned duties materially inconsistent with his or her present duties, responsibilities and status; (iii) there is a reduction in the applicable officer’s rate of base salary or bonus; or (iv) the Group changes by 100 miles or more the principal location in which the applicable officer is required to perform services. Had a change-in-control occurred during fiscal year 2020 and had their employment been terminated on December 31, 2020, either without good cause or by the officer for good reason, the NEOs would have been eligible to receive the payments set forth in the table below.
In addition to the Executive Severance Plan, each officer is covered by the Group’s general severance policy. Under the severance policy, each non-union employee of the Group whose employment is terminated without cause is entitled to severance pay of either one week’s pay after completing two years of service or two weeks’ pay after completing five or more years of service, provided at least two weeks’ notice is given. In addition, all officers are entitled to a payout of six weeks of vacation time upon any termination of employment, to be paid in a lump sum at termination.
Each officer’s entitlement to the severance payment is conditional upon execution of a release agreement. Additionally, the officer forfeits the right to receive the severance payment if he or she violates the non-solicitation and confidentiality provisions of the Executive Severance Plan.
Potential Payments upon Termination or Change-in-Control
The information below describes certain compensation that would have become payable under existing plans and contractual arrangements assuming a termination of employment, or a change-in-control and termination of employment, had occurred on December 31, 2020, given the officer’s compensation and service levels as of such date. In addition to the benefits described below, upon any termination of employment, each of the officers would also be entitled to the benefits as described in the table of
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   61

Pension Benefits for Fiscal Year 2020 and the amount shown in the column labeled “Aggregate Balance at Last FY” of the table of Non-qualified Deferred Compensation for Fiscal Year 2020 above.
Name	Change-in-Control and Termination of Employment Severance Amount ($)	Termination of Employment without a Change-in-Control Severance Amount ($)
Martin A. Kropelnicki	$3,064,635	$157,161
Thomas F. Smegal III	1,427,400	73,200
Paul G. Townsley	1,258,500	64,538
Robert J. Kuta	1,080,000	48,462
Lynne P. McGhee	1,036,500	53,154
2020 CEO Pay Ratio
Measurement	Under SEC Rules	Excluding Change in Present Value of Pension Benefits
CEO Compensation	$3,777,821	$3,777,821
Median Employee Compensation	$114,592	$105,634
Ratio	1:33	1:36
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median associate. In calculating this ratio, SEC rules allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Our reported pay ratio may not be comparable to that reported by other companies due to differences in industries, scope of operations, business models and scale, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their respective pay ratios.
The pay ratio reported below is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology as described. For these purposes, we identified the median compensated employee by first including full-time, part-time, seasonal, and temporary employees, excluding the President & CEO, for a total of 1,184 employees in the median compensation pool. We used actual salary and compensation paid in 2020, as reflected in our payroll records, excluding equity awards and bonus payments as these are not broadly distributed, to determine the median employee. We then calculated the median employee’s total compensation in accordance with SEC rules to determine the pay ratio. We did not annualize the compensation for any employee who did not work for the entire year. We identified our employee population as of December 31, 2020 based on our payroll records.
The 2020 annual total compensation of the median compensated of all our employees who were employed on December 31, 2020, other than our President & CEO, was $114,592, inclusive of  $8,958 of estimated non-cash present value pension changes. Mr. Kropelnicki’s 2020 annual total compensation was $3,777,821, of which there was no estimated change in present value of pension benefits. The ratio of these amounts was 1-to-33. Actual pension benefits earned are contingent upon a number of factors including years of service, age at retirement, expected life mortality tables, interest rates, and service level vesting requirements. Excluding the estimated change in present value of the actuarially projected pension benefits for both Mr. Kropelnicki and our median compensated employee, 2020 annual compensation of  $3,777,821 and $105,634, respectively, resulting in a pay ratio of 1-to-36.
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REPORT OF THE ORGANIZATION AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Organization and Compensation Committee of the Group’s Board of Directors has submitted the following report for inclusion in this Proxy Statement:
The Organization and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Organization and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Group’s annual report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.
The foregoing report is provided by the following directors, who constitute the Organization and Compensation Committee:
ORGANIZATION AND COMPENSATION COMMITTEE
Thomas M. Krummel, M.D., Committee Chair
Terry P. Bayer
Scott L. Morris
Lester A. Snow
ORGANIZATION AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following directors were members of the Organization and Compensation Committee during the 2020 fiscal year: Thomas M. Krummel, M.D., Committee Chair, Terry P. Bayer, Scott L. Morris, and Lester A. Snow. No member of the Organization and Compensation Committee was an officer or employee of the Group or any of its subsidiaries during 2020, nor was any such member previously an officer of the Group or any of its subsidiaries. No member of the Organization and Compensation Committee had any material interest in a transaction of the Group or a business relationship with, in each case that would require disclosure under “Procedures for Approval of Related Person Transactions” included elsewhere in this Proxy Statement.
None of the officers of the Group have served on the Board of Directors or on the Compensation Committee of any other entity, any of whose officers served either on the Board of Directors or on the Organization and Compensation Committee of the Group.
PROCEDURES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

Transactions involving related persons are reviewed on a case-by-case basis and approved as appropriate. The Board’s Nominating/Corporate Governance Committee is responsible for review, approval, or ratification of  “related person transactions” involving the Group or its subsidiaries and related persons, as defined in SEC rules. Under SEC rules, a related person is a director, executive officer, nominee for director, or a greater than 5% stockholder of the Group since the beginning of the previous fiscal year. Potential related person transactions are brought to the attention of management and the Board in a number of ways. Each of our directors and executive officers is instructed and periodically reminded to inform the Corporate Secretary of any potential related person transactions. In addition, each director and officer completes a questionnaire on an annual basis designed to elicit information about any potential related person transactions.
Since the beginning of 2020, there were no related person transactions under the relevant standards.
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   63

PROPOSAL NO. 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking our stockholders to approve, on a non-binding, advisory basis, under Section 14A of the Exchange Act, the compensation of our NEOs as disclosed in this proxy statement. We have held a similar stockholder vote every year since 2014.
As described in the CD&A, our executive compensation program is designed with an emphasis on performance and is intended to closely align the interests of our NEOs with the interests of our stockholders and customers. We regularly review our executive compensation program to ensure compensation is closely tied to aspects of our company’s performance that our NEOs can impact and that are likely to have an impact on stockholder value.
Our compensation program is also designed to balance long-term performance with shorter-term performance and to mitigate any risk that an officer would be incentivized to pursue good results with respect to a single performance measure, company segment, or area of responsibility to the detriment of our company as a whole.
In the CD&A, we also discuss why we believe the compensation of our NEOs for fiscal 2020 was appropriately aligned with our company’s performance during fiscal 2020. The CD&A also describes feedback we received regarding our executive compensation program during our stockholder outreach efforts, and is intended to provide additional clarity and transparency regarding the rationale for and philosophy behind our executive compensation program and practices. We urge you to carefully read the CD&A, the compensation tables, and the related narrative discussion in this proxy statement when deciding how to vote on this proposal.
The vote on this proposal is advisory, which means the vote will not be binding on us, the Organization and Compensation Committee, or the Board. However, we value our stockholders’ opinions, and we will consider the results of the vote on this proposal when making future decisions regarding executive compensation and when establishing our NEOs’ compensation opportunities.
The Group is asking stockholders to support the named executive officer compensation as described in this Proxy Statement. The Organization and Compensation Committee and the Board believes the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving the Group’s goals and the compensation of the Group’s named executive officers reported in this Proxy Statement has supported and contributed to the Group’s success. Accordingly, the Group asks stockholders to vote “FOR” the following resolution at the 2021 Annual Meeting:
“RESOLVED, that the stockholders of California Water Service Group approve, on an advisory basis, the compensation paid to California Water Service Group’s named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion.”
This advisory resolution, commonly referred to as a “Say-on-Pay” resolution, is not binding upon the Group, the Organization and Compensation Committee, or the Board. However, the Board and the Organization and Compensation Committee, which is responsible for designing and administering the Group’s executive compensation programs, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers. After consideration of the vote of stockholders at the 2017 Annual Meeting of Stockholders and other factors, the Board decided to hold advisory votes on the approval of executive compensation annually until the next advisory vote on frequency occurs. Unless the Board modifies its policy on the frequency of future advisory votes, the advisory vote to approve 2021 executive compensation will be held at the 2022 Annual Meeting.
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Vote Required
Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.
Recommendation of the Board
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   65

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Group’s financial reporting process on behalf of the Board of Directors. The Audit Committee’s purpose and responsibilities are set forth in the Audit Committee charter. The current charter is available on the Group’s website at http://www.calwatergroup.com. The Audit Committee consists of four members, each of whom meet the New York Stock Exchange standards for independence and the Sarbanes-Oxley Act independence standards for Audit Committee membership, and three of the Audit Committee’s four members meet the requirements of an Audit Committee financial expert. During 2020, the Audit Committee met five times.
The Group’s management has primary responsibility for preparing the Group’s financial statements and the overall reporting process, including the Group’s system of internal controls. Deloitte & Touche LLP, the Group’s independent registered public accounting firm, audited the financial statements prepared by the Group and expressed their opinion that the financial statements fairly present the Group’s financial position, results of operations, and cash flows in conformity with generally accepted accounting principles. Deloitte & Touche LLP also determined that the Group maintained, in all material respects, effective internal control over financial reporting as of December 31, 2020.
In connection with the December 31, 2020 financial statements, the Audit Committee:
(1)
Reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP;

(2)
Discussed with Deloitte & Touche LLP the matters required to be discussed under applicable rules of the Public Company Accounting Oversight Board;

(3)
Received from Deloitte & Touche LLP the written disclosures and the letter required by applicable rules of the Public Company Accounting Oversight Board regarding the firm’s communications with the Audit Committee concerning independence, and also discussed with Deloitte & Touche LLP the firm’s independence, and considered whether the firm’s provision of non-audit services and the fees and costs billed for those services are compatible with Deloitte & Touche LLP’s independence; and

(4)
Met privately with Deloitte & Touche LLP and the Group’s internal auditor, each of whom has unrestricted access to the Audit Committee, without management present, and discussed their evaluations of the Group’s internal controls and overall quality of the Group’s financial reporting and accounting principles used in preparation of the financial statements. The Committee also met privately with the Group’s President & CEO, the CFO, the Controller, and the General Counsel to discuss the same issues.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K to be filed with the Securities and Exchange Commission.
AUDIT COMMITTEE
Gregory E. Aliff, Committee Chair
Terry P. Bayer
Richard P. Magnuson
Patricia K. Wagner
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RELATIONSHIP WITH THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Group’s independent registered public accounting firm. The Audit Committee evaluates the selection of the independent registered accounting firm each year. In addition, the Audit Committee considers the independence of the independent registered public accounting firm each year and periodically considers whether there should be a regular rotation of the independent registered public auditing firm. The Audit Committee also is involved in considering the selection of Deloitte & Touche LLP’s lead engagement partner when rotation is required.
Deloitte & Touche LLP has served as the Group’s independent auditor since fiscal 2008. After careful consideration of a number of factors, including the length of time the firm has served in this role, the firm’s past performance, and an assessment of the firm’s qualifications and resources, the Audit Committee has selected Deloitte & Touche LLP to serve as the Group’s independent registered public accounting firm for the year ending December 31, 2021. The Committee’s selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm is being submitted for ratification by vote of the stockholders at this Annual Meeting.
The following fees relate to services provided by Deloitte & Touche LLP, the Group’s independent registered public accounting firm for fiscal years 2019 and 2020.
Category of Services	2019	2020
Audit Fees(1)	$1,601,200	$1,845,126
Audit-Related Fees(2)	411,610	121,835
Tax Fees	0	0
All Other Fees(3)	60,050	0
Total	$2,072,860	$1,966,961

(1)
The audit services included audits of the Group’s annual financial statements for the years ended December 31, 2019 and 2020, and quarterly reviews of the Group’s interim financial statements. Also included are fees related to the audit of the effectiveness of internal control over financial reporting.

(2)
Audit related fees for the year ended December 31, 2020 included accounting due diligence services for Group’s business development efforts and comfort letter fees associated with Group’s at-the-market equity program.

(3)
The services comprising the fees disclosed under “All Other Fees” included non-tax advisory and consulting supply chain strategy services.

Fees reported in the above table are those billed or expected to be billed for audit services related to that fiscal year and for other services rendered during that fiscal year.
The Audit Committee is responsible for overseeing audit fee negotiations associated with the retention of Deloitte & Touche LLP for the audit of the Group. Additionally, it is the policy of the Audit Committee, as set forth in its charter, to approve in advance all audit and permissible non-audit services to be provided by the independent registered public accounting firm, as well as related fees. Under applicable law, the Audit Committee may delegate preapproval authority to one or more of its members, and any fees preapproved in this manner must be reported to the Audit Committee at its next regularly scheduled meeting. All of the fees reported in the table above were pre-approved in accordance with these procedures.
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   67

PROPOSAL NO. 3 – RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021

After consideration, and as a matter of good corporate governance, the Board is requesting stockholder ratification of Deloitte & Touche LLP as the independent registered public accounting firm, to audit the Group’s books, records, and accounts for the year ending December 31, 2021. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as the Group’s independent registered public accounting firm is in the best interests of the Group and its stockholders. Following the recommendation of the Audit Committee, the Board recommends a vote “FOR” the adoption of this proposal. Representatives of Deloitte & Touche LLP are expected to be present at the meeting to answer appropriate questions from stockholders and will have an opportunity to make a statement if they desire to do so. If the stockholders do not ratify this appointment, the Audit Committee will reconsider the selection of the independent registered public accounting firm.
Vote Required
Ratification of the selection of the independent registered public accounting firm for 2021 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.
Recommendation of the Board
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
OTHER MATTERS

Adjournment
Notice of adjournment need not be given if the date, time, and place thereof are announced at the Annual Meeting at which the adjournment is taken. However, if the adjournment is for more than 30 days, or if a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting will be given to each stockholder entitled to vote at the Annual Meeting. At adjourned annual meetings, any business may be transacted that might have been transacted at the original Annual Meeting.
Cost of Proxy Solicitation
The Group will bear the entire cost of preparing, assembling, printing, and mailing this Proxy Statement, the proxies, and any additional materials which may be furnished by the Board to stockholders. The solicitation of proxies will be made by the use of the U.S. Postal Service and also may be made by telephone, or personally, by directors, officers, and regular employees of the Group, who will receive no extra compensation for such services. Morrow Sodali, LLC, 470 West Avenue, Stamford, CT 06902 was hired to assist in the distribution of proxy materials and solicitation of votes for a $9,000 fee, plus distribution expenses. The Group will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.
Other Matters
The Board is not aware of any other matters to come before the Annual Meeting. If any other matters should be brought before the Annual Meeting or any adjournment or postponement thereof, upon
68   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

which a vote properly may be taken, the proxy holders will vote in their discretion unless otherwise provided in the proxies.
The report of the Organization and Compensation Committee, and the report of the Audit Committee, are not to be considered as incorporated by reference into any other filings that the Group makes with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this Proxy Statement are not a part of any of those filings unless otherwise stated in those filings.
Code of Ethics
The Group has adopted written codes of ethics for all directors, officers, and employees. The codes are posted on the Group’s website at http://www.calwatergroup.com. The codes are also available in written form upon request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.
Stockholders Sharing an Address
The SEC allows the Group to deliver a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Group. In order to take advantage of this opportunity, banks and brokerage firms that hold shares for stockholders who are the beneficial owners, but not the record holders, of the Group’s shares, have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless one or more of the stockholders has provided contrary instructions. For stockholders who are the record holders of the Group’s shares, the Group may follow a similar process absent contrary instructions. The Group will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508 or calling (408) 367-8200. Stockholders of record sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting the Group in the same manner. If you are the beneficial owner, but not the record holder, of the Group’s shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank, or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.
Copies of Annual Report on Form 10-K
The Group, upon written request, will furnish to record and beneficial holders of its common stock, free of charge, a copy of its Annual Report on Form 10-K (including financial statements and schedules but without exhibits) for fiscal year 2020. Copies of exhibits to Form 10-K also will be furnished upon request for a payment of a fee of  $0.50 per page. All requests should be directed to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.
Electronic copies of the Group’s Form 10-K, including exhibits and this Proxy Statement will be available on the Group’s website at http://www.calwatergroup.com.
Disclaimer Regarding Website
The information contained on the Group’s website, including the Environmental, Social, and Governance Report, is not to be deemed included or incorporated by reference into this Proxy Statement.
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   69

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

What am I voting on?

►
Election of the twelve directors named in the Proxy Statement to serve until the 2022 Annual Meeting;

►
An advisory vote to approve executive compensation; and

►
Ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2021.

Who may attend the Annual Meeting?

Any stockholders of the Group as of the record date may attend.
How can I attend the Annual Meeting?

This year, we plan to hold the Annual Meeting online through an audio webcast. This format will enable stockholders to attend the meeting and participate from any location, at no cost.
You will be able to attend the Annual Meeting online at www.virtualshareholdermeeting.com/CWT2021. You will also be able to vote your shares online at the Annual Meeting (see below).
If you are the record holder, to participate in the Annual Meeting, you will need the control number included on your proxy card. If your shares are held through a stockbroker or another nominee, and your voting instruction form indicates that you may vote those shares through www.proxyvote.com, then you may participate in the Annual Meeting with the access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares through a stockbroker or another nominee should contact their broker or nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to participate in the Annual Meeting, or voting instruction card (if your shares are held through a stockbroker or another nominee).
We encourage you to access the Annual Meeting 15 minutes prior to the start time and allow ample time to log in to the meeting webcast and test your computer audio system.
Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website.
How can I ask questions at the Annual Meeting?

Stockholders may submit questions live during the Annual Meeting at www.virtualshareholdermeeting.com/CWT2021.
The Group is committed to transparency. All questions received during the Annual Meeting that comply with the meeting rules of conduct, and the Group’s responses, will be posted to our Investor Relations website at http://ir.calwatergroup.com/ promptly after the Annual Meeting. Personal details may be omitted for data protection purposes. If we receive substantially similar questions, we may group these questions together and provide a single response to avoid repetition.
What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the meeting website?

The technical support telephone number will be posted on the Virtual Shareholder Meeting login page, www.virtualshareholdermeeting.com/CWT2021. If you encounter any difficulties, please call the number and speak to a technical support representative.
70   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

Who is entitled to vote?

Stockholders of record on the record date are entitled to vote. The Board has fixed the close of business on March 30, 2021 as the record date (Record Date) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.
How many votes do I get?

Each share of common stock is entitled to one vote.
What constitutes a quorum?

A majority of the outstanding shares – present at the Annual Meeting or represented by persons holding valid proxies – constitutes a quorum. If you submit a valid proxy card, your shares will be considered in determining whether a quorum is present.
Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time, and place.
At the Record Date, there were 1,924 stockholders of record. There were 50,824,142 shares of our common stock outstanding and entitled to vote at the Annual Meeting.
How are the directors elected?

Our bylaws provide for a majority voting standard for the election of directors in uncontested elections. Under this majority voting standard, each director must be elected by the affirmative vote of a majority of the votes cast with respect to the director. A majority of the votes cast means that the number of votes cast “FOR” a nominee for director exceeds the number of votes cast “AGAINST” that nominee for director. As a result, abstentions will not be counted in determining which nominees receive a majority of votes cast since abstentions do not represent votes cast for or against a nominee. If you hold your shares through a stockbroker (or other nominee), the stockbroker does not have authority to vote your shares in the election of directors without instructions from you. Shares that your stockbroker does not vote (“broker non-votes”) are not considered votes cast for or against a nominee, and they will not be counted in determining which nominees receive a majority of votes cast. In accordance with our director resignation policy, the Nominating/Corporate Governance Committee has established procedures that require an incumbent nominee for director who does not receive the required votes for re-election to tender his or her resignation offer to the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee will recommend to the Board whether to accept or reject the offer, or whether other action should be taken. The Board will act on the Nominating/Corporate Governance Committee’s recommendation within 90 days after certification of the election results. We will promptly publicly disclose the Board’s decision regarding the resignation offer, including the rationale for rejecting the resignation offer, if applicable.
Who are the Board’s nominees?

The nominees are Gregory E. Aliff, Terry P. Bayer, Shelly M. Esque, Martin A. Kropelnicki, Thomas M. Krummel, M.D., Richard P. Magnuson, Yvonne A. Maldonado, M.D., Scott L. Morris, Peter C. Nelson, Carol M. Pottenger, Lester A. Snow, and Patricia K. Wagner. All of the nominees, except for Dr. Maldonado, are current Board members. See “Proposal No. 1 – Election of Directors” for biographical information and qualifications.
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   71

What are the Board’s voting recommendations?

►
“FOR” each of the nominees to the Board (Proposal No. 1);

►
“FOR” the proposal regarding an advisory vote to approve executive compensation (Proposal No. 2); and

►
“FOR” the ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2021 (Proposal No. 3).

How do I vote?

If you are a stockholder of record (that is, you hold your shares in your own name), you may vote in advance of the Annual Meeting online, by telephone or, by mail, or you may vote online during the Annual Meeting. Different rules apply if your stockbroker or another nominee holds your shares for you (see below).

You may vote online.	You may vote by telephone.	You may vote by mail.

You do this by following the “Vote by Internet” instructions on the proxy card. If you vote online, you do not have to mail in your proxy card.
Even if you plan to attend the Annual Meeting online, we recommend that you vote your shares prior to the meeting so that your vote will be counted if you later decide not to attend.

You do this by following the “Vote by Phone” instructions on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. You must have a touch-tone phone to vote by telephone.

You do this by signing the proxy card and mailing it in the enclosed, prepaid, and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.
If you return a signed card but do not provide voting instructions, your shares will be voted:
►
For each of the twelve named director nominees;

►
For the advisory vote to approve executive compensation; and

►
For the ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2021.

What if I change my mind after I return my proxy?

You may revoke your proxy and/or change your vote at any time before the polls close at the Annual Meeting. You may do this by:
►
Signing another proxy with a later date;

►
Voting online or by telephone (your latest online or telephone proxy is counted);

►
Voting online during the Annual Meeting; or

►
Notifying the Corporate Secretary, in writing, that you wish to revoke your previous proxy. We must receive your notice prior to the vote at the Annual Meeting.

Will my shares be voted if I do not return my proxy?

If you are a stockholder of record, and you do not return your proxy, your shares will not be voted unless you attend the Annual Meeting and vote online during the meeting.
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How do I vote if my shares are held by my stockbroker (or other nominee)?

If your shares are held by a stockbroker (or other nominee), you may vote your shares without participating in the Annual Meeting, or online during the Annual Meeting if you choose not to attend.
You will receive a voting instruction card with information about how to instruct your stockbroker on how to vote your shares. If you do not provide instructions, then your stockbroker, under certain circumstances, may vote your shares.
Specifically, stockbrokers have authority under exchange regulations to vote your uninstructed shares on certain “routine” matters. For “non-routine” matters, no votes will be cast on your behalf if you do not instruct your stockbroker on how to vote. If you wish to change the voting instructions that you gave to your stockbroker, you must ask your stockbroker how to do so.
If you do not give your stockbroker voting instructions, your stockbroker may either:
►
Proceed to vote your shares on routine matters and refrain from voting on non-routine matters; or

►
Leave your shares entirely unvoted.

Shares that your stockbroker does not vote (“broker non-votes”) will count towards the quorum only. We encourage you to provide your voting instructions to your stockbroker. This ensures that your shares will be voted at the Annual Meeting.
As to my stockbroker voting, which proposals are considered “routine” or “non-routine”?

The ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2021 (Proposal No. 3) is considered “routine”. A stockbroker may generally vote on routine matters if the stockbroker has not received voting instructions from you with respect to such matters.
The election of directors (Proposal No. 1) and the advisory vote to approve executive compensation (Proposal No. 2) are matters considered “non-routine” under applicable rules. A stockbroker cannot vote without your instructions on non-routine matters.
What is the voting requirement to approve each of the proposals?

Proposal	Vote Required
Proposal No. 1 – Election of twelve directors	Majority of Votes Cast
Proposal No. 2 – Advisory vote to approve executive compensation	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote
Proposal No. 3 – Ratify the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2021	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote
How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with the proposal relating to the election of directors (Proposal No. 1), and therefore broker non-votes and abstentions have no effect on that proposal. Stockbrokers may not vote your shares on Proposal No. 1 without instructions from you. The affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve Proposal No. 2 and Proposal No. 3. Proposal No. 2 is advisory, meaning that it is not binding on the Board,
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   73

although the Board will consider the outcome of the vote on this proposal. Abstentions have the effect of a vote “AGAINST” Proposal No. 2 and Proposal No. 3. Stockbrokers may vote your shares on Proposal No. 3 (but not on Proposal No. 2) without instructions from you. Shares resulting in broker non-votes, if any, are not entitled to vote and will have no effect on the outcome of these proposals.
Who will count the vote?

Representatives of Broadridge Financial Services, Proxy Services, will serve as the inspector of elections and count the votes.
What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.
What percentage of stock do the directors and executive officers own?

Together, directors and executive officers own approximately 1.0% of our common stock. See “Stock Ownership of Management and Certain Beneficial Owners” for more details elsewhere in this Proxy Statement.
Who are the largest common stockholders?

As of December 31, 2020, the largest stockholders were:
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BlackRock, Inc. beneficially owned 8,253,577 shares of common stock, representing 16.6% of our aggregate outstanding stock as of such date;

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The Vanguard Group, Inc. beneficially owned 5,731,833 shares of common stock, representing 11.50% of our aggregate outstanding stock as of such date; and

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State Street Corporation, beneficially owned 3,770,555 shares of common stock, representing 7.57% of our aggregate outstanding stock as of such date.

*
To the best of our knowledge, no other stockholders held more than 5% of our common shares as of such date.

Where can I access a list of stockholders?

The Group’s list of registered stockholders as of March 30, 2021, the Record Date, will be available for inspection for ten days prior to the Annual Meeting, in accordance with applicable law. The list of stockholders will also be available during the Annual Meeting through the meeting website for those stockholders who choose to attend.
What is the deadline for submitting stockholder proposals for inclusion in the Group’s proxy materials for next year’s Annual Meeting?

Any proposals that stockholders intend to submit for inclusion in next year’s Group proxy materials must be received by the Corporate Secretary of the Group by December 15, 2021. A proposal, together with any supporting statement, may not exceed 500 words and must comply with other requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Please submit the proposal to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.
74   CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement

How can a stockholder propose a nominee for the Board or other business for consideration at a stockholders’ meeting?

Stockholders who are entitled to vote at a stockholders’ meeting may propose a nominee for the Board or other business for consideration at a meeting without seeking to have the matter included in the proxy materials for the Annual Meeting pursuant to Rule 14a-8. The bylaws contain the requirements for doing so. The bylaws are posted on the Group’s website at http://www.calwatergroup.com. Physical copies of these documents are also available upon request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, CA 95112-4508. Briefly, a stockholder must give timely prior notice of the matter to the Group. The notice must be received by the Corporate Secretary at the Group’s principal place of business no less than 90 days before and no more than 120 days before the first anniversary of the prior year’s Annual Meeting. For the 2022 Annual Meeting, to be timely, notice must be received by the Corporate Secretary not later than the close of business between January 26, 2022 and February 25, 2022. If we change the date of the Annual Meeting by more than 30 days before or more than 60 days after the date of the previous meeting, notice is due not less than 90 days nor more than 120 days before the Annual Meeting or the 10th day after we publicly announce the holding of the Annual Meeting. If the Group’s Corporate Secretary receives notice of a matter after the applicable deadline, the notice will be considered untimely. In that case, or where notice is timely but the stockholder fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange of 1934, the persons named as proxies may exercise their discretion in voting with respect to the matter when and if it is raised at the Annual Meeting.
The bylaws specify what the notice must contain. Stockholders must comply with applicable law with respect to matters submitted in accordance with the bylaws. The bylaws do not affect any stockholder’s right to request inclusion of proposals in the Group’s Proxy Statement under Rule 14a-8.
How can a stockholder or other interested parties contact the independent directors, the director who chairs the Board’s executive sessions, or the full Board?

Stockholders or other interested parties may address inquiries to any of the Group’s directors, to the lead director (who chairs the Board’s executive sessions), or to the full Board, by email to stockholdercommunication@calwater.com or by writing to them in care of the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508. All such communications are sent directly to the intended recipient(s).
Where and when will I be able to find the results of the voting?

Preliminary results will be announced at the Annual Meeting. We will publish the final results in a current report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days of the Annual Meeting.
CALIFORNIA WATER SERVICE GROUP |  2021 Proxy Statement   75

CALIFORNIA WATER SERVICE GROUP
ATTN: MICHELLE MORTENSEN
1720 NORTH FIRST STREET
SAN JOSE, CA 95112-4508

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

D46373-P50758

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CALIFORNIA WATER SERVICE GROUP

1. ELECTION OF DIRECTORS

Nominees:	**For**	**Against**	**Abstain**
1a. Gregory E. Aliff	☐	☐	☐
1b. Terry P. Bayer	☐	☐	☐
1c. Shelly M. Esque	☐	☐	☐
1d. Martin A. Kropelnicki	☐	☐	☐
1e. Thomas M. Krummel, M.D.	☐	☐	☐
1f. Richard P. Magnuson	☐	☐	☐
1g. Yvonne A. Maldonado, M.D.	☐	☐	☐
1h. Scott L. Morris	☐	☐	☐
1i. Peter C. Nelson	☐	☐	☐
1j. Carol M. Pottenger	☐	☐	☐
1k. Lester A. Snow	☐	☐	☐
1l. Patricia K. Wagner	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Advisory vote to approve executive compensation.	☐	☐	☐
3. Ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2021.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

ignature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD46373-P507582. Advisory vote to approve executive compensation.The Board of Directors recommends you vote FORproposals 2 and 3.3. Ratification of the selection of Deloitte & Touche LLP asthe Group's independent registered public accountingfirm for 2021.NOTE: I authorize the proxies to vote according to theirdiscretion on any other matters that properly come beforethe Annual Meeting of Stockholders or any adjournment orpostponement thereof.For Against AbstainFor Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !CALIFORNIA WATER SERVICE GROUPCALIFORNIA WATER SERVICE GROUPATTN: MICHELLE MORTENSEN1720 NORTH FIRST STREETSAN JOSE, CA 95112-45081a. Gregory E. Aliff1e. Thomas M. Krummel, M.D.1c. Shelly M. Esque1g. Yvonne A. Maldonado, M.D.1j. Carol M. Pottenger1b. Terry P. Bayer1f. Richard P. Magnuson1d. Martin A. Kropelnicki1h. Scott L. Morris1k. Lester A. Snow1i. Peter C. Nelson1l. Patricia K. Wagner1. ELECTION OF DIRECTORSNominees:The Board of Directors recommends you vote FOR eachof the nominees listed in proposal 1.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 p.m. Eastern Time on May 25, 2021. Have yourproxy card in hand when you access the web site and follow the instructions toobtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CWT2021You may attend the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available andfollow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time on May 25, 2021. Have your proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com.D46374-P50758

CALIFORNIA WATER SERVICE GROUPTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSMARTIN A. KROPELNICKI and MICHELLE R. MORTENSEN, and each of them with full power of substitution, are hereby authorizedto vote, as designated on the reverse side, all the shares of California Water Service Group common stock of the undersigned atthe Annual Meeting of Stockholders of California Water Service Group to be held on May 26, 2021, or at any adjournment orpostponement thereof  (including, if applicable, for the election of a person to the Board of Directors if any nominee named inproposal 1 becomes unavailable to serve). By my signature on the reverse side of this proxy, I acknowledge that I have receiveda copy of the Notice of Meeting and Proxy Statement relating to this meeting and of the Group's most recent Annual Report toStockholders.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNEDSTOCKHOLDER(S), AND IN THE DISCRETION OF THE PROXY HOLDERS UPON ANY OTHER MATTER THAT MAY PROPERLY COMEBEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXYWILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, AND FORPROPOSAL 3.Please date, sign and mail in the enclosed envelope, or vote by Internet or telephone, as soon as possible.Continued and to be signed on reverse side